File No. 33-07802
CIK #798561


                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                               Amendment No. 16 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

    Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust,
                                 Multi-Series 37
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: Sara L. Badler                           Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on December 24, 2001 pursuant to paragraph (b) of Rule 485.



                                 MULTI-SERIES 37
Kentucky Quality/17


--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund") consists of underlying separate unit investment trusts described above. The Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The Date of this Prospectus is December 24, 2001

                                   Van Kampen
                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 37
                   Summary of Essential Financial Information
                              As of October 2, 2001
                         Sponsor: Van Kampen Funds Inc.
                       Evaluator: J.J. Kenny Co., Inc. (1)
              Supervisor: Van Kampen Investment Advisory Corp. (1)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                             Kentucky
                                                                                                              Quality
                                                                                                               Trust
                                                                                                           -------------
General Information
Principal Amount (Par Value) of Securities.............................................................   $      780,000
Number of Units........................................................................................            2,148
Fractional Undivided Interest in Trust per Unit........................................................          1/2,148
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio...................................................   $   866,648.30
      Aggregate Bid Price of Securities per Unit.......................................................   $       403.47
      Sales charge 2.880% (2.80% of Public Offering Price excluding principal cash)
        for the Kentucky Quality Trust ................................................................   $        11.41
      Principal Cash per Unit..........................................................................   $         1.38
      Public Offering Price per Unit (2)...............................................................   $       416.26
Redemption Price per Unit..............................................................................   $       404.85
Excess of Public Offering Price per Unit over Redemption Price per Unit...............................    $        11.41
Minimum Value of the Trust under which Trust Agreement may be terminated...............................   $   697,000.00
Annual Premium on Portfolio Insurance..................................................................   $           --
Evaluator's Annual Evaluation Fee (1)(4)...............................................................   $          269
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit........................................................   $        21.59
      Less: Estimated Annual Expense excluding Insurance (1)...........................................   $         2.00
      Less: Annual Premium on Portfolio Insurance......................................................   $           --
      Estimated Net Annual Interest Income per Unit....................................................   $        19.59
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income.............................................................   $        19.59
      Divided by 12....................................................................................   $         1.63
Estimated Daily Rate of Net Interest Accrual per Unit..................................................   $       .05443
Estimated Current Return Based on Public Offering Price (3)............................................            4.73%
Estimated Long-Term Return (3).........................................................................            2.94%

--------------------------------------------------------------------------------

(1) Notwithstanding anything to the contrary in Part II of this Prospectus, effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. As successor Evaluator, J.J. Kenny
     Co., Inc. will receive a fee for its services in an amount equal to $.36 per $1,000 principal amount of Bonds per Trust. Van Kampen Investment
     Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee set forth above. Van Kampen Funds Inc.
     will provide price dissemination and pricing oversight services for each Trust and will be reimbursed by each Trust for the cost of providing such services. This amount is estimated to be $.10 per Unit and will be included in the Estimated Annual Expenses excluding Insurance in future periods.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $5.42 for the Kentucky Quality Trust.

(3) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(4) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  September 18, 1986
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; semi-annual - May and November for the Kentucky Quality Trust.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - May and November for the Kentucky Quality Trust.

Trustee's Annual Fee.....................  $1.24 and $.69 per $1,000 principal amount of Bonds respectively, for those portions of the Trust under the monthly and semi-annual distribution plans.

                                    PORTFOLIO
   As of August 31, 2001, the Kentucky Investors' Quality Tax-Exempt Trust,
Series 17 consists of 3 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Escrowed to Maturity, 2 (89%) and Transportation, 1 (11%). See "Portfolio"
herein.
                              PER UNIT INFORMATION
                                                  1992           1993           1994           1995           1996
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      968.61  $    1,007.54  $    1,050.37 $      608.59  $      480.61
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,007.54  $    1,050.37  $      608.59 $      480.61  $      392.73
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (1)......   $       66.82  $       66.97  $       58.90 $       38.96  $       29.97
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $      406.80 $      132.46  $       80.54
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       38.89  $       42.81  $     (63.60) $       24.52  $        3.29
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (1)
      Monthly..............................   $       66.60  $       66.60  $       55.02 $       36.47  $       28.71
      Semiannual...........................   $       67.16  $       67.16  $       62.31 $       39.87  $       30.18
Units outstanding at end of period.........           3,528          3,514          3,308         3,063          2,853

--------------------------------------------------------------------------------

(1) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (continued)
                                                  1997           1998           1999           2000           2001
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      392.73  $      402.10  $      409.83 $      395.71  $      398.66
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      402.10  $      409.83  $      395.71 $      398.66  $      413.31
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (1)......   $       21.24  $       20.83  $       20.52 $       20.44  $       20.53
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $        8.41  $        4.72  $     (17.57) $        0.74  $        9.41
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (1)
      Monthly..............................   $       20.27  $       20.14  $       19.94 $       20.04  $       19.70
      Semiannual...........................   $       21.77  $       20.55  $       20.33 $       20.39  $       20.24
Units outstanding at end of period.........           2,730          2,535          2,408         2,316          2,148

--------------------------------------------------------------------------------

(1) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 37:
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 37 (Kentucky Quality Trust) as of August 31, 2001, and the related statements of operations and changes in net assets for the three years ended August 31, 2001. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at August 31, 2001 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 37 (Kentucky Quality Trust) as of August 31, 2001, and the results of operations and changes in net assets for the three years ended August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   October 12, 2001

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 37
                             Statements of Condition
                                 August 31, 2001
                                                                                                             Kentucky
                                                                                                              Quality
                                                                                                               Trust
                                                                                                            -----------
   Trust property
      Cash  ..............................................................................................  $     9,190
      Tax-exempt securities at market value, (cost $709,665) (note 1).....................................      866,644
      Accrued interest....................................................................................       11,946
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $   887,780
                                                                                                            ===========
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $        --
      Redemptions payable.................................................................................           --
      Interest to Unitholders.............................................................................      887,780
                                                                                                            -----------
                                                                                                            $   887,780
                                                                                                            ===========

                             Analyses of Net Assets

   Interest of Unitholders (2,148 Units of fractional undivided interest outstanding) Cost to original investors of 3,574 Units (note 1).....................................  $ 3,574,000
         Less initial underwriting commission (note 3)....................................................      175,095
                                                                                                            -----------
                                                                                                              3,398,905
         Less redemption of Units (1,426 Units)...........................................................      676,608
                                                                                                            -----------
                                                                                                              2,722,297
      Undistributed net investment income
         Net investment income............................................................................    2,252,985
         Less distributions to Unitholders................................................................    2,234,827
                                                                                                            -----------
                                                                                                                 18,158
      Realized gain (loss) on Bond sale or redemption.....................................................       56,855
      Unrealized appreciation (depreciation) of Bonds (note 2)............................................      156,979
      Distributions to Unitholders of Bond sale or redemption proceeds....................................   (2,066,509)
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $   887,780
                                                                                                            ===========
   Net asset value per Unit (Units outstanding of 2,148)..................................................  $    413.31
                                                                                                            ===========


        The accompanying notes are an integral part of these statements.


             KENTUCKY INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 17
                            Statements of Operations
                             Years ended August 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $    53,906  $    51,820  $    49,690
      Expenses
         Trustee fees and expenses.............................................         2,545        3,021        2,956
         Evaluator fees........................................................           466          419          269
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,036          966          415
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         4,047        4,406        3,640
                                                                                 ------------  ------------ -----------
         Net investment income.................................................        49,859       47,414       46,050
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        48,884       35,191       74,291
      Cost.....................................................................        40,542       30,371       62,519
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         8,342        4,820       11,772
   Net change in unrealized appreciation (depreciation) of Bonds...............       (42,297)       1,712       20,208
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $    15,904  $    53,946  $    78,030
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                             Years ended August 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $    49,859  $    47,414  $    46,050
      Realized gain (loss) on Bond sale or redemption..........................         8,342        4,820       11,772
      Net change in unrealized appreciation (depreciation) of Bonds............       (42,297)       1,712       20,208
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......        15,904       53,946       78,030
   Distributions to Unitholders from:
      Net investment income....................................................       (50,651)     (48,320)     (46,607)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................       (51,291)     (35,215)     (66,931)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (86,038)     (29,589)     (35,508)
   Net asset value to Unitholders
      Beginning of period......................................................     1,038,915      952,877      923,288
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $19,621, $18,715 and $18,158, respectively)...........................   $   952,877  $   923,288  $   887,780
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.

IM-IT and QUALITY MULTI-SERIES 37
KENTUCKY INVESTORS' QUALITY TAX-EXEMPT TRUST                                           PORTFOLIO as of August 31, 2001
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION       MARKET
FOLIO      AGGREGATE                                                             RATING     FEATURE          VALUE
 ITEM      PRINCIPAL    NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)        (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $       - 0 -  Lexington, Kentucky New Public Housing Authority Bonds,
                         Series 1968
                         4.750% Due 06/01/05                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B             - 0 -  State Property and Buildings Commission of the
                         Commonwealth of Kentucky Revenue Bonds -
                         Project No. 21 (Kentucky Convention and
                         Fair Facilities)
                         6.100% Due 07/01/06                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   C             - 0 -  Louisville, Kentucky Riverfront Corporation Lease Revenue
                         (Escrowed to Maturity)
                         5.700% Due 07/01/07**                                                                   - 0 -
----------------------------------------------------------------------------------------------------------------------
   D            85,000  Kentucky State Turnpike Authority of Kentucky, Toll Road
                         Revenue Bonds, 1986 Series A                                     2002 @ 100
                         5.500% Due 07/01/07                                     AA-      2005 @ 100 S.F.       85,711
----------------------------------------------------------------------------------------------------------------------
   E           550,000  City of Louisville, Kentucky Water System Revenue Bonds,
                         Series 1978 (Escrowed to Maturity)
                         6.000% Due 11/15/07**                                   AAA                           619,855
----------------------------------------------------------------------------------------------------------------------
   F             - 0 -  Kenton County Water District No. 1 Kenton County, Kentucky
                         Water District Revenue Bonds, Series 1985
                         (AMBAC Indemnity Insured)
                         9.100% Due 02/01/08                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   G             - 0 -  City of Richmond, Kentucky New Public Housing
                         Authority Bonds
                         5.000% Due 05/01/10                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   H             - 0 -  County of Jefferson, Kentucky Pollution Control Revenue
                         Bonds, 1984 Series A (Louisville Gas and Electric
                         Company Project)
                         9.750% Due 02/15/11                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   I             - 0 -  Kentucky Housing Corporation Housing Revenue Bonds,
                         1978 Series A
                         5.800% Due 07/01/11                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   J           145,000  The Turnpike Authority of Kentucky Toll Road Revenue
                         Refunding Bonds, Series of March 1, 1978
                         (Escrowed to Maturity)
                         6.000% Due 07/01/11**                                  Aaa*                           161,078
----------------------------------------------------------------------------------------------------------------------
   K             - 0 -  Kentucky Housing Corporation Housing Revenue Bonds,
                         1973 Series A
                         5.900% Due 07/01/13                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   L             - 0 -  Jefferson Cnty KY Pollutn Ctl (Louisville Gas and Electric
                         Company Project)
                         9.250% Due 07/01/15                                                                     - 0 -
         -------------                                                                                    ------------
         $     780,000                                                                                    $    866,644
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.


                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 37
                          Notes to Financial Statements
                         August 31, 1999, 2000 and 2001

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Kentucky Quality) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (September 18, 1986). Since the valuation is based upon the bid prices, the Trust (Kentucky Quality) recognized a downward adjustment of $30,830 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended August 31, 1987.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

   New Accounting Pronouncements - On December 1, 2000, the American Institute of Certified Public Accountants issued a new audit and accounting guide for Investment Companies. The revised guide codifies new accounting standards on several issues, including amortization of premium or discount on debt securities and accounting for offering costs. Changes required by the guide are to be applied prospectively and are effective for fiscal years beginning after December 15, 2000. Amortization of premium or discount on debt securities will result in a reclassification of amounts previously recognized in unrealized gains or losses to net investment income. Trusts with unamortized offering costs are to apply the provisions relating to offering costs as a cumulative effect of the change charged or credited directly to Net Asset Value to Unitholders. The trustee and the sponsor believe that the adoption of the provisions in the guide will not have a material impact on the financial statements of the trust.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at August 31, 2001 is as follows:


   Unrealized Appreciation         $   156,979
   Unrealized Depreciation                  --
                                   -----------
                                   $   156,979
                                   ===========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - Notwithstanding anything to the contrary in Part II of this Prospectus, the Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to the Trust). In addition, the Supervisor receives an annual fee for regularly evaluating each of the Trust's portfolios. Effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. Van Kampen Investment Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee described above. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the three years ended August 31, 2001, 127 Units, 92 Units and 168 Units, respectively, were presented for redemption.


   CMSPRO37






                         VAN KAMPEN FOCUS PORTFOLIOS(SM)
                       A Division of Van Kampen Funds Inc.



                               PROSPECTUS PART II

                                 SEPTEMBER 2001

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES

                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




THE TRUSTS
--------------------------------------------------------------------------------

         THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust or Van Kampen Focus Portfolios, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, J.J. Kenny Co., Inc., as Evaluator, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors. Effective April 26, 2001, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., resigned as Evaluator and J.J. Kenny Co., Inc. was appointed successor Evaluator for all Trusts in existence at that time. Van Kampen Investment Advisory Corp. continues to provide portfolio surveillance services to each Trust as Supervisor.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         OBJECTIVES AND BOND SELECTION. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-" ("A-" for Quality Trusts), or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3" ("A3" for the Quality Trusts), including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Fund Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of a Trust's portfolio:


       YEARS TO MATURITY    SALES CHARGE    YEARS TO MATURITY       SALES CHARGE    YEARS TO MATURITY      SALES CHARGE
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932         21 to 30                  5.708


         For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

         Any reduced sales charge is the responsibility of the selling Underwriter, broker, dealer or agent. Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen Funds Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

ACCRUED INTEREST

         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 70% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

WRAP FEE AND ADVISORY ACCOUNTS
--------------------------------------------------------------------------------

         Units may be available for purchase in connection with "wrap fee" accounts and other similar accounts. You should consult your financial professional to determine whether you can benefit from these accounts. For these purchases you generally only pay the portion of the sales charge that is retained by your Trust's Sponsor, Van Kampen Funds Inc. You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancellable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Because the bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         THE SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Sponsor has its principal offices at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. As of November 30, 2000, the total stockholders' equity of Van Kampen Funds Inc. was $161,761,917 (audited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         LIMITATION ON LIABILITIES. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such bonds when held by residents of the State in which the issuers of such bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to a Trust for State tax matters have made any special review for a Trust of the proceedings relating to the issuance of the bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a bond should be determined to be taxable, the bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PROSPECTUS PART I FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some bonds may have been sold with original issue discount. This generally means that the bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the bonds, as discussed above. Your basis of each bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the bonds over the purchase price of the bond. Market discount can arise based on the price a Trust pays for a bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the bond, when the bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a bond, you must include the accrued interest in your tax basis in that bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of bonds that were issued with original issue discount.

         EXCHANGES. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

         Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         ALABAMA RISK FACTORS. The financial condition of the State of Alabama is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

         The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax. Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

         Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

         Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

         Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax. Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease. The services sector is growing rapidly in Arkansas. Although the economy is more diversified, Arkansas is still subject to shifts in its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Arkansas currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

         The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "AA-" by Standard and Poor's and "Aa3" by Moody's.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each California Trust, the respective counsel to the California Trusts rendered an opinion under then existing California income tax law applicable to taxpayers whose income was subject to California income taxation substantially to the effect that:

         We have examined the income tax laws of the State of California to determine its applicability to the California Trust and the holders of Units in the California Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although counsel to the Sponsor expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

         1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includable in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

         Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Connecticut Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         In the opinion of special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of counsel to the Sponsor regarding Federal income tax matters, under existing Connecticut law:

         The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

         Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

         Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

         The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         DELAWARE RISK FACTORS. The financial condition of the State of Delaware is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Delaware's economy is dominated by the chemical and automotive industries. Manufacturing, services and trade are also a part of the economy, with agriculture playing a vital part. Delaware's economy is sensitive to shifts which may impact the Bonds in Delaware portfolio.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Delaware currently maintains a "AA+" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Delaware risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

         (1) Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

         (2) Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

         (3) Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

         (4) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individuals, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

         (5) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

         (6) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

         (7) Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

         (8) The Units are not exempt from Delaware inheritance, estate and gift tax.

         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel. It is assumed for the purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 200, Florida Statutes.

         In the opinion of counsel to the Sponsor, under existing law:

         For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing Georgia law:

         (1) For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax. Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         HAWAII RISK FACTORS. The financial condition of the State of Hawaii is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Hawaii's economy has struggled for nearly eight years. Jobs are continually lost. Hawaii's tourism industry is a major part of its economy. The State is attempting to restructure its commitment to the tourist industry to further its economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's and "A1" by Moody's.

         Further information concerning Hawaii risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

         (1) The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

         (2) Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

         (3) To the extent that interest on the Bonds, if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income"for purposes of Hawaii's corporate alternative minimum tax on corporations;

         (4) Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Hawaii net income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

         We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy. The slower pace of the national economic expansion will dampen the growth rate of the Kansas economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Although the State has no general obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

         The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

         Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Kentucky has a strong industrial base of steel, aluminum, chemicals and machinery production. Services and trade make up a large part of Kentucky's employment. These industries tend to be highly cyclical and there is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of services, gambling, industrial sectors and agriculture. These industries tend to be highly cyclical. The State's manufacturing sector may be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade. Moreover, Louisiana could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Although Maine's economy is diversified, it is subject to shifts which may impact certain Bonds in Maine portfolio. One of Maine's greatest impediments to faster economic growth is slow population growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maine currently maintains a "AA+", "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:

         (1) For Maryland State and local income tax purposes, the Maryland Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.

         (2) To the extent that interest derived from the Maryland Trust by a Unitholder with respect to the obligations of the State of Maryland, the Government of Puerto Rico and their political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's rating is Aa3 and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism, and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         As of October 16, 1998, all outstanding general obligation bonds of the state were rated "Aa1" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AA+" by Standard & Poor's.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Massachusetts tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

         The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year, beginning in 1999.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed tthat, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax. With respect to the Possession Bonds, we have assumed that bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Nebraska has imposed a tax cut in its income taxes. This may result in significant revenue reduction in the future.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the manufacturing industries and is supplemented by the agricultural sector. These industries tend to be highly cyclical and there is no assurance that Nebraska's economic gains in recent years will continue. Moreover, Nebraska could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Jersey Trust, Special Council to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantiality to the effect that:

         (1) The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's most important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A2" by Moody's.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New York Trust, Special Counsel to the Fund for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

         Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

         Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

         If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each North Carolina Trust, Special Counsel to the Fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for North Carolina tax matters, under existing North Carolina law:

         Upon the establishing of the North Carolina Trust and the Units thereunder:

         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholder.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.

         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a general obligation bond rating of AA+ from Standard & Poor's and AA1 from Moody's.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantiality to the effect that:

         Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

         In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa3, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler expresses no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Oregon economy continues to slow after the economic boom of the construction and manufacturing industries in 1994-96. Oregon consumers are turning to business as the primary force behind the State's economic expansion. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independent examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa3 by Moody's.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Pennsylvania Trust, the respective counsel to the Pennsylvania Trusts rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income was subject to Pennsylvania income taxation substantially to the effect that:

         We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

         (1) The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

         (3) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman & Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AA+", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes. We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax where rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludable from gross income for federal income tax purposes (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, (iv) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includable in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4) The Virginia legislature has recently enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Virginia Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         WASHINGTON RISK FACTORS. The financial condition of the State of Washington is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy consists of manufacturing, aerospace, government and agriculture. These industries tend to be highly cyclical and there is no assurance that growth in these industries will continue. One of Washington's major employers, Boeing Company has had several years of downsizing and only recently began hiring. Fluctuation in this industry can have an adverse effect on the state's economy. Washington could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Washington risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of closing for each Washington Trust, Special Counsel to the Fund for Washington tax matters, rendered an opinion under then existing Washington law substantially to the effect that:

         (1) Neither the State of Washington nor any of its political subdivisions imposes an income tax.

         (2) The State imposes a business and occupation tax on the gross receipts of all business activities conducted within the State, with certain exceptions. The Washington Trust will not be subject to this tax. Distributions of the Washington Trust income paid to Unit holders who are not engaged in a banking, loan, securities, or other financial business in the State (which businesses have been broadly defined) will not be subject to the tax. Unit holders that are engaged in any of such financial businesses will be subject to the tax. Currently, the business and occupation tax rate is 1.5%. Several cities impose comparable business and occupation taxes or financial businesses conducted within such cities. The current rate in Seattle is .415%.

         (3) The Units will not be subject to the State's ad valorem property tax, nor will any sale, transfer or possession of the Units be subject to State or local sales or use taxes.

         (4) Persons considering the purchase of Units should be aware that proposals have recently been suggested by the Governor and other officials of the State that would, if enacted, subject interest income received by persons resident in (or doing business within) the State to the business and occupation tax, whether or not such persons are engaged in a banking, loan, securities, or other financial business. It is unclear whether such proposals would exclude interest income derived from obligations of the State and its political subdivisions.

         The foregoing is an abbreviated summary of certain of the provisions of Washington statutes and administrative rules presently in effect, with respect to the taxation of Unit holders of the Washington Trust. These provisions are subject to change by legislative or administrative actions, or by court decisions, and any such change may be retroactive with respect to Washington Trust transactions. Unit holders are advised to consult with their own tax advisors for more detailed information concerning Washington State and local tax matters. The foregoing summary assumes that the Washington Trust will not conduct business activities within Washington.

         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of West Virginia currently maintains a "AA-" and "AA3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

EXPENSES
--------------------------------------------------------------------------------

     GENERAL. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     SPONSOR, SUPERVISOR, EVALUATOR AND TRUSTEE. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     INSURANCE. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




FOCUS ON . . .

  o YOUR PROSPECTUS PART II

    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Wrap Fee and Advisory Accounts....................8
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts.....10
    Fund Administration..............................10
    Federal Tax Status...............................11
    State Trust Risk Factors and Tax Status..........13
    Expenses.........................................46
    Additional Information...........................46
    Other Matters....................................46




  o DAILY PRICES
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Focus Portfolios Internet Pricing Page http://www.vankampen.com

  o ACCOUNT QUESTIONS
    (1)  Contact the Trustee
         (800) 221-7668

  o LEARNING MORE ABOUT UNIT TRUSTS
    (1)  Contact Van KampeN
         (630) 684-6000
    (1) Visit our Focus Portfolios Internet Product Page http://www.vankampen.com

  o ADDITIONAL INFORMATION

    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668


                                                                       SECPROPT2

                                   VAN KAMPEN
                                FOCUS PORTFOLIOS

                                  A DIVISION OF
                              VAN KAMPEN FUNDS INC.




                               Prospectus Part II

                                 September 2001

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES




                              VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  P.O. Box 5555
                      Oakbrook Terrace, Illinois 60181-5555







                        VAN KAMPEN FOCUS PORTFOLIOS (SM)
                       A Division of Van Kampen Funds Inc.


                             INFORMATION SUPPLEMENT

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST
                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.



                                TABLE OF CONTENTS

                                                      PAGE                                                       PAGE

   Municipal Bond Risk Factors......................    2     Maryland Risk Factors...........................    39
   Insurance on the Bonds in the Insured Trusts.....    6     Massachusetts Risk Factors......................    41
   Portfolio Administration.........................   12     Michigan Risk Factors...........................    41
   Sponsor Information..............................   13     Minnesota Risk Factors..........................    43
   Trustee Information..............................   13     Missouri Risk Factors...........................    44
   Termination of the Trust Agreement...............   14     Nebraska Risk Factors...........................    47
   Description of Ratings...........................   15     New Jersey Risk Factors.........................    47
   Alabama Risk Factors.............................   16     New Mexico Risk Factors.........................    49
   Arizona Risk Factors.............................   17     New York Risk Factors...........................    51
   Arkansas Risk Factors............................   19     North Carolina Risk Factors.....................    52
   California Risk Factors..........................   21     Ohio Risk Factors...............................    54
   Colorado Risk Factors............................   24     Oklahoma Risk Factors...........................    56
   Connecticut Risk Factors.........................   27     Oregon Risk Factors.............................    57
   Delaware Risk Factors............................   28     Pennsylvania Risk Factors.......................    58
   Florida Risk Factors.............................   30     South Carolina Risk Factors.....................    59
   Georgia Risk Factors.............................   32     Tennessee Risk Factors..........................    61
   Hawaii Risk Factors..............................   33     Texas Risk Factors..............................    62
   Kansas Risk Factors..............................   34     Virginia Risk Factors...........................    65
   Kentucky Risk Factors............................   35     Washington Risk Factors.........................    67
   Louisiana Risk Factors...........................   36     West Virginia Risk Factors......................    71
   Maine Risk Factors...............................   38


                           MUNICIPAL BOND RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described either on the cover of the related Prospectus Part I or under "Portfolio Diversification" under the "Summary of Essential Financial Information" of the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See Settlement of bonds in "The Trusts--Objectives and Bond Selection" in Prospectus Part II. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,568,000,000 (unaudited) and statutory capital of approximately $2,787,000,000 (unaudited) as of March 31, 2001. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA) is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guan. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of March 31, 2000, MBIA had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

   Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance compay, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

   Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

   Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

   In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2001, the total capital and surplus of Financial Guaranty was $1.132 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

   In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

   Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securites or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

   Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed compay. Major shareholders of Holdings include XL Capital Ltd. and The Tokio Marine and Fire Insurance Co. Ltd. On March 14, 2000, Holdings announced that it had entered into a merger agreement pursuant to which Holdings would become a wholly-owned subsidiary of Dexia S.A., a publicly held Belgian corporation, subject to receipt of shareholder and regulatory approvals and satisfaction of other closing conditions. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of March 31, 2000, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,340,272,000 (unaudited) and $663,574,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles generally accepted in the United States, approximately $1,360,722,000 (unaudited), and $547,872,000 (unaudited), Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

   Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard &Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

   Capital Guranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   Because the bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings". The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Sponsor is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Van Kampen is one of the nation's largest investment management companies, with more than $83 billion in assets under management or supervision as of June 30, 2001. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. As of November 30, 2000, the total stockholders' equity of Van Kampen Funds Inc. was $161,761,917 (audited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by a Trust to, every Unitholder of a Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in a Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS

   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

   MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                              ALABAMA RISK FACTORS

   Economic Outlook. In recent years, Alabama's economy has been driven by growth in consumer spending, services, residential and commercial construction, and state and local governments. Alabama's economy grew 3.4% in 2000 compared to 3.5% in 1999. Four factors contributed to the slight slowdown of the state economy in 2000: (1) higher energy prices, (2) high consumer debt, (3) more job losses in manufacturing and (4) slower income growth. Additionally, increased energy prices acted as a tax on disposable income, reducing consumer expenditures on other items.

   Personal income grew in 2000 by approximately 4.3%, compared to 4.4% in 1999. Lost manufacturing jobs and increased retail trade jobs resulted in slower income growth overall, and the failure to add high-wage jobs is the primary reason why state income growth has not kept up with the national rate.

   There were approximately 3,600 new jobs in the construction sector in 2000, an increase of 3.6% over the previous year. The manufacturing sector, which accounts for about 20% of the state's total nonagricultural employment, lost almost 12,000 jobs in the last two years. During the first half of 2000, Alabama exports rose by nearly 10.9% over the same period in 1999. Most exports were to Canada, Mexico or Japan. Since 1998, when Mercedes-Benz decided to assemble the M-class vehicle at their plant in Vance, Alabama, there has been a phenomenal increase in exports to Austria. Consequently, Austria is now Alabama's fourth largest export market. Exports to Austria during the first half of 2000 increased by almost 298% over the same period last year.

   The State of Alabama has become the second largest banking state in the United States. The Alabama Department of Banking regulates 131 state charter banks which have operations in 16 states representing more than $173 billion in assets. Alabama is second only to New York in assets under regulation.

   The overall forecast for 2001 is for slower growth than in 2000. Alabama's gross state product is expected to increase by 3.1% in 2001. Services, such as technology-related businesses, are expected to remain strong. Slower consumer spending will affect both retail and housing markets.

   Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

   The General Fund accounts for many different governmental functions. Certain revenue sources are earmarked for use only in the General Fund. Total revenues on a cash basis in 2000 for the General Fund were $1.132 billion, an increase of $103 million over 1999. The largest increase occurred in Investment Income, the largest revenue source for the General Fund, which increased $28.3 million, accounting for 17.8% of total revenues. General Fund expenditures totaled $1.090 billion in 2000, an increase of $74.9 million over 1999. General Fund expenditures are used primarily to support three functional areas of state government: protection of persons and property (28.8%), physical and mental health (35.8%) and general government (22.4%).

   Debt Management. Both the Alabama Constitution and statutes require a balanced budget for annual financial operations. The State Constitution prohibits the issuance of debt. Therefore, the only way to issue general obligation debt is by amending the Constitution through a statewide vote of the people. The State does issue revenue bonds which are limited obligations of public corporations governed by State officials. Those revenue bonds are backed by a pledge of specific revenue sources for which the annual collections are generally predictable. The total outstanding general obligation bond indebtedness as of September 30, 2000, was $292.5 million and the total outstanding revenue bond indebtedness for the primary government was $514.1 million. The total outstanding revenue bond indebtedness for component units was $4.471 billion. The total outstanding bond indebtedness for the reporting entity at September 20, 2000, was $5.277 billion. The State's general obligation bond debt per capita decreased to $66 during the year. The ratio of general obligation bond debt to assessed property valuation dropped to .77% and the ratio of general obligation debt to personal income dropped to .28%.

   Ratings. As of a date recent date, State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Alabama issuers may be unrelated to the creditworthiness of obligations issued by the State of Alabama, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Alabama Trust is susceptible to political, economic or regulatory factors affecting issuers of Alabama municipal obligations (the "Alabama Municipal Obligations"). These include the possible adverse effects of certain Alabama constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Alabama and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Alabama or contained in Official Statements for various Alabama Municipal Obligations.

                              ARIZONA RISK FACTORS

   Economic Outlook. The outlook for the Arizona economy is similar to that of the United States. This is because the Arizona economy tends to mirror the U.S. economy. In fact, in the current business cycle, the state has even outperformed that national average in many areas, such as in personal income and employment growth. The forecast for Arizona anticipates that this trend will hold but still calls for a gradual slowing of the Arizona economy over the next two to three years.

   The strength of Arizona's economy is evident from its rapid recovery from the Asian financial crisis in the fall of 1998. At that time, Arizona's export industry was severely affected by the reduced demand for its manufactured goods and many layoffs resulted from it. Today, Arizona's State Department of Commerce reports that 2000 will likely break the record set in 1997 when $13.8 billion worth of goods were exported from Arizona to other countries.

   In the five years between the summer of 1995 and the summer of 2000, the Arizona economy added more than 450,000 new jobs. This type of explosive growth has often earned Arizona the number one ranking in the nation with respect to job creation over the last few years. In September 2000 however, the Arizona had to yield its number one position to Nevada, but it still enjoys a healthy growth rate of 4.1% year-to-year. Employment growth is expected to end at 3.2% in 2001 and 3.0% in 2001. All sectors of Arizona's economy are posting high employment gains except construction. In September 2000, construction growth was ranked 37th in the nation with a showing of only 1.8%. Interestingly, even with the small gain, Arizona's construction employment is at an all time record high level of 160,000 jobs, twice as many as in 1993.

   As of October 2000, the unemployment rate in the state was 3.7%, .06% less than what was recorded at the same time in 1999. Unemployment rates are projected to reach 4.5% in 2001 and 2002.

   Revenues and Expenditures. Although Arizona's fiscal year runs from July 1st to June 30th, the Legislature adopts 2-year budgets. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, moved to a biennial budgeting system. From Fiscal Years 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units
(OBUs).

   The General Fund ended the 2000 fiscal year with $952.9 million in unreserved fund balance and a $482.1 million reserved fund balance for a total fund balance of $1.435 billion. This compares to the previous year total fund balance of $1.291 billion. Included in the $482.1 million reserved fund balance is $407.8 million for the Budget Stabilization Fund (BSF).

   The BSF was established by the legislature in 1991 to set revenue aside during times of above-trend economic growth, utilizing the revenue during times of below-average growth. Recent legislation requires that refund payments for alternative fuel vehicle tax credits and consumer loss recovery fund liabilities be funded by the BSF up to $200 million. The deposit into or withdrawal from the BSF for a given fiscal year is determined by comparing the annual growth rate of inflation adjusted Arizona personal income to the trend growth rate of inflation adjusted Arizona personal income for the most recent seven years. If the annual growth rate exceeds the trend growth rate, the excess is multiplied by General Fund revenue of the prior fiscal year and the result is the amount to be deposited into the BSF. If that annual growth rate is less than the trend growth rate by 2.0% or more, the deficiency when multiplied by the General Fund revenue of the prior year would be equal to the amount withdrawn from the BSF. Based on the projections of a gradually slowing economy, the difference between the annual adjusted personal income and the seven-year average will be 1.9% in FY 2002 and .9% in FY 2003. Since these are not greater than 2.0%, no withdrawal from the BSF is anticipated. At the end of FY 2000, balances in the BSF, including accrued interest, had reached $407.8 million. As a result of that alternative fuel vehicle related legislation, up to $200 million will be withdrawn to pay tax credits in excess of normal taxpayer liabilities in FY 2001. Legislation also requires an annual repayment to the BSF of up to $16 million from sales tax revenues.

   Debt Management. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. Thus, the state is not permitted to issue general obligation debt. As a result, the State finances most of its major capital needs by lease purchase transactions and by issuing revenue bonds. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds are associated with specific State functions and are funded by dedicated revenue sources.

   The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

   In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

   Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              ARKANSAS RISK FACTORS

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. In addition, the services sector in the state's economy is growing more rapidly than any other area. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   The Arkansas economy will continue on a modest rate of expansion. Due to the broad dispersion of industry in Arkansas relative to the nation and other states, Arkansas will continue to achieve stable growth. From 2000 through 2003, employment growth will continue at a pace between 2.0% and 3.0% with proportionate gains in output and personal income.

   In FY 2000, non-agricultural payroll employment expanded by 24, 900 jobs or 2.2% over FY 1999. The forecast for the current FY 2001 is another expansion of 27,700 jobs, or 2.4%. This will bring payroll employment to a record level of 1,184,000 jobs. Roughly 1,200,000 Arkansas residents held employment at the end of 2000, compared with 1,198,000 at the end of 1999. Overall statewide employment grew at one-fifth the national average of 1.0%.

   The Arkansas unemployment rate was a record low of 4.3% in FY 2000. Moreover, for December 2000 the rate was 4.1%, the lowest rate on record for the month of December for the State. This is slightly above the national rate of 4.0% for that month.

   Personal income in Arkansas reached a total of $57,855 million in FY 2000. This represented an increase of $1,434 million or 2.5% over FY 1999. Since FY 1988, personal income has climbed from $28,661 million to $57,855 million, at a compound annual growth rate of 6.1%.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   General Fund revenues available for Fiscal Year 2000 were approximately $8.72 billion. Total General Fund expenditures for Fiscal Year 2000 were approximately $8.11 billion.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.

   Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2000, was approximately $555 million.

   Bond Ratings. As of a recent date, State of Arkansas general obligation bonds hold the following ratings: Standard & Poor's Ratings Services, AA, and Moody's Investors Service, Inc., Aa3.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Arkansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             CALIFORNIA RISK FACTORS

   Economic Outlook. Despite signs of a softening national economy, a dot.com stock slide and a troubled energy market, California outperformed the nation throughout the year. The first results from Census 2000, released in December 2000, estimated California's population at 33,871,648. Personal income rose more than 11%, the largest gain in 16 years, and far above the nation's 6.5% increase. On average, nonfarm employment in California grew by nearly 37,000 jobs each month in 2000. Industry employment grew by 3.1% or 443,100 jobs in December 2000 compared to 2.7% in December 1999. All major industry sectors, except for the small mining sector, expanded over the year with services adding approximately 198,400 jobs, business services adding approximately 95, 100 jobs and government adding approximately 73,100. California is also the nation's leading provider of computer services, including software and the Internet. Throughout 2000, California's annual average unemployment rate was 4.9%, beating the 1999 rate of 5.2%.

   The state continues to benefit from strong economic growth in much of Asia and Mexico and solid gains in Europe as well. Through the first nine months of 2000, California-made exports increased more than 21% over comparable 1999 shipments. It appears that still-rising foreign demand is serving to cushion the effects of the U.S. slowdown. However, despite that cushioning effect, California should expect a slowing of job growth in the year ahead. On an annual average basis, job growth is forecast at 2.8%, although gains on a year-end 2000-2001 comparison may be closer to 2%.

   Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region.

   Revenues and Expenditures. California's exceptional economic performance over the past year, coupled with accumulated gains in the stock market, led to another year of robust revenue growth in fiscal year 2000-01 that is expected to moderate somewhat in 2001-02. Since enactment of the 2000 Budget Act, the General Fund revenue forecast for the past and current-year period has increased by $3.8 billion. In addition, General Fund revenues in 2001-02 are expected to be up $2.54 billion reaching almost $80 billion. General Fund collections are expected to increase 6.9% on a year-over-year basis in 2000-01, bringing revenues to $76.9 billion. This past year's growth in part reflects the fact that 1999-00 was the first year in which California received revenue from tobacco company litigation. The revenue forecast for 2000-01 reflects continuing growth, but at a more modest rate than in the recent past. Overall General Fund revenues and transfers represent 82% of total revenues. The remaining 18% are special funds dedicated to specific programs.

   Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

   Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $19.3 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $7.1 billion of unissued non-self liquidataing general obligation bonds as of January 1, 2001. On February 27, 2001, $982 million in general obligation bonds were sold.

   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

   Bond Ratings. Because of the state's ongoing energy crisis and projected tax revenue short falls due to the slowing economy and carnage in the high tech sector, Moody's Investors Service rates the state's general obligation bonds Aa3. The bonds are also rated A+ by Standard and Poor's and AA by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

   Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

                              COLORADO RISK FACTORS

   Economic Outlook. According to the Colorado Economic Perspective June 2000 ("June 2000 Economic Forecast"), published by the Governor's Office of State Planning and Budgeting, the economic forecast calls for a gradual slowing of Colorado's economy in 2000 and beyond. The primary factors contributing to Colorado's economic slowdown are a scarcity of labor, a higher cost environment, and a slowdown in the construction industry. The main factor limiting Colorado's expansion is a shortage of labor. Colorado's seasonally adjusted unemployment rate stood at 2.8 percent through April 2000, just slightly above the record-low unemployment rate seen in January 2000. Colorado is simultaneously experiencing strong employment growth and low unemployment.

   The booming advanced technology sector is one reason for the state's strong employment growth. This sector has grown in importance in Colorado's economy and will continue to be a key factor. Despite the labor shortage in Colorado, the outlook for the state's advanced technology and communications sectors remains positive. Even with the tight labor market, advanced technology firms are still moving to and expanding in Colorado. Indeed, employment in the advanced technology industries in Colorado has grown from 39,000 employees in 1972 to more than 125,000 employees today.

   Throughout the 1990s, the state witnessed nonfarm employment growth averaging
3.7 percent per year. In 1999, the employment growth rate equaled this average. Through April 2000, nonfarm employment posted a healthy 4.0 percent gain compared with year-to-date April 1999. The forecast for nonfarm employment growth calls for a gradual slowing. It is expected that nonfarm employment will slowly decrease to a 3.0% rate by 2004.

   Colorado's stellar employment market has kept the unemployment rate low in the past few years. Indeed, the unemployment rate for 1999 was 2.9%. Labor force data through the first eight months of 2000 reflect the continued tightness of the State's job market. As of August 2000, unemployment has averaged 2.7% compared with 3.0% for the same period last year. Total employment has risen 66,500 while unemployment has fallen 6,300 from the January-August period a year ago. It is predicted that the unemployment rate will remain low throughout the end of 2000 at 2.9% and then increase to 3.2% in 2001. By 2004, the unemployment rate is expected to be 3.7%, still well below the historical average unemployment rate. Meanwhile, the U.S. Commerce Department reported revised data showing that the State's per capita personal income grew at a rate of 5.6% in 1999, fifth highest in the nation. At $31,546, per capita personal income in Colorado trailed only five other states.

   Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3 percent of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2 percent for 1994 and 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   State Finances. The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. The June 2000 Economic Forecast indicates that the state will exceed its TABOR limit by a wide margin through FY 2004-05. The TABOR surplus is projected to be $815.5 million in FY 1999-00 and will reach $1,335.4 million by FY 2004-05. On average, the TABOR refund will equal $1,008 million during the six-year forecast period of 2000-2005. All of this surplus revenue must be refunded unless voters allow the state to retain the revenue. In FY 1999-00, the TABOR surplus will increase to $815.5 million from $679.6 million in FY 1998-99. In total, from FY 1999-00 through FY 2004-05 it is expected that the state will exceed its TABOR limit by $6.3 billion with more than $900 million returned to taxpayers in FY 2001-2002.

   In reaction to the large and growing TABOR surplus, many tax relief measures were passed during the 1999 and 2000 legislative sessions. In total, taxes were permanently reduced by more than $530 million during the two legislative sessions. When combined with temporary tax relief bills, more than $900 million will be returned to Colorado taxpayers in FY 2001-02. During 1999, the Governor signed 14 bills that will result in $296.1 million in permanent tax reductions in FY 2001-02, and 4 bills that will refund $226.2 million of the TABOR surplus in FY 2001-02. During the 2000 legislative session, the General Assembly passed and the Governor signed 13 measures that will result in $235.3 million in permanent tax cuts in FY 2001-02, and 13 more mechanisms for refunding $146.1 million of the FY 2001-02 TABOR surplus.

   According to June 2000 Economic Forecast, the healthy economic conditions that have existed in Colorado for the past decade have led to strong growth in Colorado's General Fund. General Fund revenue increased 7.3 percent in FY 1998-99. While the rate of growth was still relatively high in FY 1998-99, it had considerably slowed from FY 1997-98's torrid pace of 15.4 percent. General Fund revenue growth is expected to slow to 6.5 percent in FY 1999-00. The state's FY 1999-00 year-end reserve is expected to be $694.0 million. This is $493.7 million above the statutory four percent reserve requirement. The slower growth in FY 1999-00 results from the income tax reductions and the sales and use tax exemptions passed during the 1999 legislative session. In FY 2000-01 and FY 2001-02, General Fund revenue growth will slow to 6.2 percent and 5.5 percent, respectively, as the additional tax relief is enacted. By 2004-05, the fiscal year-end General Fund reserve will decline to $509.5 million and the excess General Fund reserve will decrease to $241.4 million. The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. The state will transfer $971.1 million to the capital construction fund from FY 1999-00 through FY 2004-05. In addition, there is $241.4 million available for new capital projects, tax cuts and/or increased rebates or expenditures. In addition because of strong revenue growth, General Fund appropriations can grow at the statutory maximum six percent throughout the forecast period.

   Colorado's Cash Fund revenues comprise 27.5 percent of total funds subject to the spending limitations imposed by TABOR. Total cash fund revenues are forecast to increase 2.6 percent between FY 1998-99 and FY 1999-00, and to increase at an annual average rate of 3.8 percent from FY 1998-99 through FY 2004-05. Transportation-related revenues, the biggest group of cash funds, are expected to increase 4.8 percent in FY 1999-00 after increasing 4.4 percent in FY 1998-99. The Highway Users Tax Fund, the largest component of the transportation-related cash funds, is expected to grow 4.0 percent. Between FY 1998-99 and FY 1999-00, total cash fund revenues are forecast to increase 2.6 percent, and to increase at a compound annual average rate of 3.8 percent from FY 1998-99 through FY 2004-05. Cash fund revenues comprised 27.5 percent of total TABOR revenues in FY 1998-99. The June 2000 Economic forecast predicts that the total amount of cash fund revenues in FY 1999-00 will be $2,233.6 million.

   State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, may experience reduced revenues as a result of recessionary conditions and other factors.

                            CONNECTICUT RISK FACTORS

   Generally. Connecticut, like the nation, has been moving through a period of extraordinary economic growth. For more than a decade the state has ranked first in the nation in per capita income and employment has been growing steadily since 1993. Defense and insurance continue to be important industries, but bio-science, software development, communications, pharmaceuticals, medical technology and tourism have contributed to a diversification in Connecticut's industrial base and have fueled economic growth.

   Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. While its recovery lags behind most of the New England region, Connecticut has regained over 80% of the jobs lost during the recession. Through October of 2000, a year-over-year gain of 23,700 jobs had been realized, a growth rate of 1.4%. The state's low unemployment rate--2.0% in October of 2000-- is contributing to the present restrained growth in payroll employment.

   Connecticut continues to lead the nation in per capita income with a 1999 figure of $39,300, compared to $28,542 nationally. This places Connecticut at 138% of the national average. Connecticut ranks fourth in the nation in real median household income. In 1999, Connecticut's real median household income of $50,798 was 125% of the United States' average of $40,816. While rising in recent years, the state's real median income is still below its pre-recession level of $56,860 in 1989.

   Revenues and Expenditures. Connecticut operates on a fiscal year ending June 30 of each year. In Fiscal Year 2000, the state recorded a General Fund deficit of $77 million with revenues totaling approximately $12.336 billion and expenditures of approximately $12.413 billion. The deficit is equal to 0.6% of General Fund expenditures. Since the introduction of the income tax in 1991, the state's cumulative General Fund surpluses total to $756 million. The sum of $34,960,241 was placed in the state's Rainy Day Fund in Fiscal Year 2000 bringing the balance to $564,037,776. In addition, $265,474,330 was made available for school construction and rewiring to support information technology in classrooms.

   In Fiscal Year 2000, total General Fund revenue increased 7.7% over the prior year. Sizable revenue growth occurred despite tax reductions approximating $300 million that were implemented in Fiscal Year 2000. General Fund spending increased by 10% in Fiscal Year 2000, almost triple the general rate of inflation. This approximates the historically high spending levels of the early part of the last decade.

   For the third straight year the state's constitutional cap on spending was exceeded. The additional appropriations required a declaration of extraordinary circumstances by the Governor. The cap was exceeded by $232.8 million in Fiscal Year 2000. Over the last three years, the spending cap has been lifted to permit additional spending totaling $952.5 million.

   Debt Management. Connecticut continues to lead the nation in state tax supported debt per capita. Bonded debt per capita has more than doubled over the past decade growing to $2,863 by the end of Fiscal Year 2000. In Fiscal Year 2000, the state added an additional $397 million to its net outstanding bonded debt total and issued $1.126 billion in new debt. Of this total $489 million was for infrastructure or other assets benefiting future generations of taxpayers. The remaining $637 million was used to fund on-going state operating expenses.

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. Bonded debt represents about half of the state's total long-term obligations. In Fiscal Year 2000, state long-term debt obligations totaled $18.002 billion, an increase of $798 million or 4.6% over the previous year. Bond debt and unfunded pension liabilities account for 96.5% of the total long-term obligations.

   General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local STATE issuers may be unrelated to the creditworthiness of obligations issued by the State of STATE, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              DELAWARE RISK FACTORS

   Economic Condition and Outlook. For the better part of a decade, Delaware has enjoyed a healthy expansion throughout most sectors of its economy. Its economy continues to outperform its neighboring states in the mid-Atlantic region (Maryland, New Jersey and Pennsylvania) and the rest of the nation. Delaware's economic strength can be largely attributed to its continuing efforts to diversify its economic base. Once regarded primarily as a manufacturing state with high concentrations of employment in chemicals and automobile manufacturing, Delaware has expanded its base to include strong FIRE (finance, insurance and real estate) and services sectors. Manufacturing and FIRE sectors now account for roughly the same proportion of Delaware jobs (14.5% and 12%, respectively). This fundamental shift in its economic base enabled the State to weather the recession of the early 1990's with limited impact, and is expected to diminish Delaware's vulnerability to future cyclical downturns.

   Delaware is also aggressively promoting its developing high technology industry, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology. According to a recent study by the American Electronics Association, Delaware ranked fourth nationally in high tech job growth (58.1%) for the period 1990 to 1995.

   Historically associated with a strong employment and income base, population growth is one of the most important indicators of the strength of a sub-national economy. Delaware experience above-average population growth through the 1990's, outperforming both the mid-Atlantic region and the nation. Between 1998 and 1999, Delaware's population increased by 1.3% to an estimated 753,500 inhabitants, exceeding the 0.3% growth rate for the mid-Atlantic region and the 0.9% growth rate for the nation. As in past years, net in-migration continues to account for a significant share of Delaware's population growth. Delaware's robust economy and low unemployment rates also continue to attract a large number of out-of-state workers.

   Delaware's personal income, a widely used measure of residents' economic well being, grew 5.4% in 1999 to $23.2 billion. This growth rate exceeded the 5.0% growth for the mid-Atlantic region and equaled the 5.4% national growth rate. In 1999, Delaware's per capita personal income was $30,778, the 11th highest in the nation. Employment in Delaware increased at an annual rate of 2.8% in 1999, compared with 1.8% for the mid-Atlantic region and 2.3% for the U.S. The State's unemployment rate was 3.5% for 1999, lower than the 4.2% rate for the mid-Atlantic region and 4.2.% for the nation.

   Economic Diversification Delaware's manufacturing employment base remains an important sector of the State's economy, accounting for 14.5% of the State's nonagricultural employment in 1999, roughly equal to the U.S. percentage. Banks and other financial institutions have been a major focus of Delaware's economic development activity since 1981, when landmark legislation opened the State to interstate banking, modernized the State's banking laws and permitted creation of new types of special-purpose intermediaries. Approximately 70 institutions are involved in banking in Delaware, employing nearly 32,900 people. Agriculture also constitutes an important segment of Delaware's economy, with more than 46% of Delaware's land area used for farming. In 1999, Delaware farmers earned an estimated $718.8 million in cash receipts from all commodities, a decrease of 7.0% from the prior year.

   Corporate Home. Delaware is widely known as a corporate home because of its well-developed body of case law from Delaware Courts, prompt resolution of corporate litigation by the Court of Chancery and Delaware's reputation as a financial center. In 1999, over 305,000 domestic corporations were registered in Delaware. Since 1989, Delaware has ranked within the top five states with the greatest number of new incorporations. Delaware is the corporate home of nearly half the companies listed on the New York Stock Exchange and is the legal domicile of more than 50% of the companies listed in the "Fortune 500."

   Revenue and Expenditures. Total revenues for all government fund types and expendable trust funds were 4.2 billion in fiscal year 2000, an increase of 6.4% over 1999. Of this amount, budgetary General Fund revenues total 2.3 billion, an increase of 4.0% over fiscal year 1999.

   The principal source of State revenue is taxes, representing 52.6% of State revenue collections. The increase of 3.2% over fiscal 1999 reflects strong economic activity across all major sectors. Personal income taxes totaled $850.4 million in fiscal 2000, a decrease of 3.6% over fiscal 1999 due to reduction in tax rates, an increase in the standard deduction and pension income exclusion. The State levies a personal income tax on taxable income ranging from a zero bracket on the first $2,000 of net taxable income to 5.95% (effective January 1, 2000) on taxable income in excess of $60,000. The primary business taxes include corporation franchise taxes, which yielded $471.5 million (up 10.5%) in fiscal 2000; business and occupational gross receipts taxes, which totaled $135.2 million (up 3.3%) in fiscal 2000; bank franchises taxes, which totaled $106.8 million (down 23.2%) in fiscal 2000; and corporate income taxes, which yielded $133.4 million (up 9.2%) in fiscal 2000.

   The Delaware Lottery was another principal source of revenue in fiscal 2000. The contribution to the budgetary General Fund from traditional and video lottery income increased by 10.4% in fiscal 2000, to $185.4 million.

   The State assumes substantial financial responsibility for a number of programs often funded by local units of government in other states, including public and higher education, social services programs, highways and the correctional system. Expenditures in fiscal 2000 for all Government Fund Types and Expendable Trust Funds totaled $45 billion an increase of 6.2% over fiscal 1999. Budgetary General Fund expenditures totaled $2.2 billion in fiscal 2000, 4.4% growth over fiscal 1999. In fiscal 2000, nearly one-third of all State spending was for public and higher education. Spending totaled $1,279.6 million for education programs, and increase of 8.7% over fiscal 1999. Health and Children's Services expenditures of $1,061.4 million, representing almost one-fourth of total expenditures, increased 12.4% over fiscal 1999. General Government expenditures, the third largest component at 17.9%, increased 7.5% to
797.1 million primarily due to renovation and construction costs for State offices, new schools and prison construction.

   Debt Management. Oversight responsibility for the issuance of debt by the State and its authorities is centralized under the Secretary of Finance, and all debt issuance is subject to the approval of the State's Bond Issuing Officers (the Governor, Secretary of Finance, Secretary of State and the State Treasurer). The State has a three-part debt limit which restricts the principal amount of new "tax-supported obligations of the State" authorized in any one fiscal year to 5% of estimated net budgetary General Fund revenue for that fiscal year and establishes certain tests to be met at the time of debt issuance.

   Delaware's commitment to fiscal responsibility is widely recognized in financial markets. Beginning in fiscal 2000, each of the three rating agencies evaluating Delaware awarded their highest rating: Moody's Investor Service, Aaa, Standard & Poors, AAA, and Fitch IBCA, Duff & Phelps, AAA.

   Each Delaware Trust is susceptible to political, economic or regulatory factors affecting issuers of Delaware municipal obligations (the "Delaware Municipal Obligations"). These include the possible adverse effects of certain Delaware constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Delaware and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Delaware or contained in Official Statements for various Delaware Municipal Obligations.

                              FLORIDA RISK FACTORS

   Economic Outlook. Florida's economy is not only expected to perform well but is projected to continue outperforming the U.S. Total non-farm jobs are expected to increase 3.8% in 2000-2001, and 2.8% in 2001-2002, reaching more than 7.5 million in the latter fiscal year. Trade and services account for more than half of all non-farm jobs. Service jobs are forecasted to grow 6.7% in 2000-2001, and 4.7% in 2001-2002. Trade jobs are expected to grow 2.6% and 2.3% in 2000-2001 and 2001-2002, respectively. Florida's unemployment rate is expected to be 3.8% and 4.3% for the same periods.

   An important element of Florida's economic outlook is the construction sector. Florida's single and multi-family private housing starts are projected to slow over the next two years. From a combined total of 162,600 housing starts in 1999-2000, it is expected that housing starts will fall to a combined total of 143,700 units in 2000-2001. Starts should slightly recover the following year, gaining 146,100 units. Multi-family starts have been slow to recover from the early 1990's recession, but they are showing strength, adding 58,800 starts in 1998-1999, 63,900 in 1999-2000, 49,900 in 2000-2001, and a projected increase of 52,000 units in 2001-2002. Single-family starts are forecasted to be 93,800 in 2000-2001, and 94,100 units the following year. Total construction expenditures are expected to increase by 1.6 and 2.7% during these forecast horizon periods.

    Florida's strong population growth contributes to the performance of Florida's economy. In addition to attracting senior citizens to Florida as a place for retirement, Florida is also recognized as attracting a significant number of individuals of working age (18-64). In recent years, Florida's prime working age population (18-44) has grown at an average annual rate of more than 2.0%. More than 60% of Florida's total population is at the working age (18 -
64). This share is not expected to change appreciably into the twenty-first century.

   From a 3.7% growth rate in real personal income in 1999-2000, it is forecasted that Florida's real personal income will increase 5.1% in 2000-2001 and 4.6% in 2001-2002. During these periods, real personal income per capita is expected to grow 3.4 and 2.9%, respectively. However, using personal income to compare Florida to other states can be misleading because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.

   Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Revenues for governmental funds totaled $39.7 billion in fiscal year 2000, an increase of 7.0% over the previous year. Expenditures for governmental fund types totaled $37.7 billion in fiscal year 2000, a 7.4% increase from the previous year.

   Total fund balance at June 30, 2000, for all governmental fund types, was $10.57 billion compared to $10.92 billion at June 30, 1999. Of the June 30, 2000 fund balance, $6.47 billion represents unreserved fund balance which is $520 million more than the $5.95 billion last year.

   Florida's 1997 tobacco settlement, as amended in 1998, is expected to total approximately $13 billion over a 25 year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. Additionally, the funds may be used for such purposes as the State match required to draw federal funds to provide children's health care coverage and for enhancement of children's and adolescents' substance abuse services, substance abuse prevention and intervention and children's mental health services. As of June 30, 2000, the State had received approximately $1.6 billion of the settlement, including $641 million received in the 1999-2000 fiscal year.

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Florida's outstanding general obligation bonds at June 30, 2000, totaled approximately $9.5 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

   Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc. (AA) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              GEORGIA RISK FACTORS

   Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

   Economic Outlook. While Georgia's recovery from the economic recession of the early 1990s was steady and was better than regional trends, the state's economy as a whole is expected slow down in 2001. The 2001 forecast anticipates that Georgia's real gross state product ("GSP"), with growth of 6.8% in 1998 and 5.8% in 2000, will grow by approximately 4.0% in 2001. This decrease in the growth of the GSP is attributed to slowdowns in the national economy as a whole, and also to the effects of the state's recent growth, such as traffic congestion and deteriorating air quality. Similarly, growth in personal income is expected to slow from 8.6% in 1998 and 7.2% in 2000 to approximately 6.0% in 2001.

   Although prospects are best for the service sector, which has a projected growth of 3.3% in 2001, the outlook for other sectors of the Georgia economy is mixed. Growth in the transportation, communications and public utilities sector is expected to increase by approximately 2.6% and is expected to come from increased activity in regional warehousing and distribution and from increased demand for telecommunication and Internet services. However, due to deregulation, technical advances and restructuring, relatively few jobs are expected to be created in public utilities. Wholesale and retail trade are expected to undergo above-average growth, and the finance, insurance and real estate sectors are expected to expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction is expected to decline moderately as fewer new homes are expected to be built.

   Nonagricultural employment in Georgia grew by 2.8% in 2000, compared to a 4.0% gain in 1999. During 2000, the state's total nonagricultural employment was approximately 3.99 million, up from 3.89 million in 1998. Nonagricultural employment is expected to grow by 1.9%, or 91,000 jobs, in 2001, due to the slower growth rates in GSP, limits on public infrastructure spending, and higher inflation-adjusted wages and benefits.

   The 1999 and 2000 annual average unemployment rates (seasonally adjusted) for Georgia were 4.0% and 3.7%, respectively, as compared to the national unemployment rates of 4.2% and 4.0%. Georgia's unemployment rate has decreased every year since 1992 and averaged 3.7% during the first six months of 2001.

   Georgia's personal income grew 7.5% to $228,727,000 in 2000, bringing the per capita income for the state to $27,940. Nationwide, personal income grew 7.3% to $8,351,512,000, with per capita income at $29,676 for the same year.

   The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998--and was expected to drop to 1.8 in 2000. According to the 2000 Census, Georgia's population has reached 8.19 million. This is a 26.4% increase from 1990, and the population is expected to grow to 9.2 million by 2010.

   Revenues and Expenditures. Total revenue collections in Fiscal Year 1999 rose by 8.8% to $12.01 billion, with the majority of the revenue derived from the personal income tax and the sales and use tax. In Fiscal Year 2000, reported gross revenues were $14.96 billion. Revenues are projected to be about $13.5 billion in Fiscal Year 2001 and $14.4 billion in Fiscal Year 2002.

   Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

   The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury.

   As of June 30, 1999, outstanding general obligation debt issues of the State of Georgia totaled $4,779,730,000. Outstanding revenue bonds of certain blended and discretely presented component units totaled $1,207,723,493, of which $170,387,350 are guaranteed by the State. During fiscal year 1999, general obligation bonds in the amount of $588,075,000 were retired. General obligation debt issued during fiscal year 1999 totaled $862,030,000.

   Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

   Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997); Moody's, Aaa; and Fitch, AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                               HAWAII RISK FACTORS

   Hawaii's labor markets continued to improve in 1998. Civilian employment expanded by 1.2% in the first eleven months of 1998 over the same period in 1997. Civilian employment has been growing steadily for the last four quarters. Unemployment has declined. As of November 1998, the monthly number of those employed had declined by 650 or 9.5% from the same time in 1997. Hawaii's average unemployment rate of 5.9% was down from 6.5% experienced in the first eleven months of 1997.

   Although overall the labor market has improved, nonagricultural wage and salary jobs continue to fall. As of November 1998, nonagricultural wage and salary jobs were 0.9% lower than in the same period in 1997. This has continued for about three years. It appears that the number of self-employed may be rising as those laid off start their own businesses. There was a 2.8% growth in the number of self-employed from 1996 through 1997. The largest declines of employment occurred in construction (-4.7%), manufacturing (-3.0%), and finance, insurance and real estate (-2.8%).

   In the public sector, federal government jobs fell by 1.0% through November 1998 relative to the same period in 1997. At 30,350, the number of third quarter federal government jobs was just slightly above the level last seen in 1980. In contrast, state and local government jobs both increased over the period by about 1.0%.

   Agricultural wage and salary jobs increased 7.0% from November 1997 to November 1998. This brings the total number of jobs in this sector to 7,650. The largest growth has been in the City and County of Honolulu. Agricultural wage and salary jobs in sugar and pineapple remained relatively flat; most of the growth occurred in diversified agriculture.

   Personal income has been one of the bright spots in Hawaii's economy because growth has remained strong at above 2.0%. Annual personal income growth was at 2.2% during the first half of 1998 compared to the same period in 1997. This is a somewhat slower rate of growth than the 2.6% growth in 1997 as a whole.

   General Fund revenue grew by 5.8% from November 1997 to November 1998. For fiscal year 1999, general fund revenues have increased by 4.6%. The single largest source of general fund revenue, general excise tax receipts, grew by 1.3% during 1998. This is an improvement from the 1997 decline of 2.5%. In early 1999, general excise tax receipts were growing 4.2%.

   Growth in general fund revenue has been largely due to increased in net individual income tax receipts, which grew by 12.1% from the January-November 1997 period to the same period in 1998. Much of the growth in early 1998 reflected lower refunds as a result of a reduction in maximum withholding rates that applied in 1997. Refunds fell by 15.4% in the first eleven months of 1998.

   During the first quarter of fiscal year 1999, net individual income tax revenues grew by 1.8% over the same period in 1998. Declaration of estimated taxes during this period grew by 23.4%. This strong growth seems consistent with growth in the proprietors'income portion of personal income and the suggestion that self-employment is rising in Hawaii.

   Tourism is a big part of Hawaii's economy. Visitor arrivals in 1998 declined for the first time since 1993. The total number of visitor arrivals fell by 2.0% from November 1997 to November 1998. There was a drop of 10.4% in eastbound arrivals.

   Total general obligation bonds outstanding as of July 1, 1998 was $3.369 billion. The State's total principal amount of outstanding indebtedness as of July 1, 1998 was $7.189 billion. General obligation bond per capita debt for fiscal year 1999 is estimated at $3,164 million.

                               KANSAS RISK FACTORS

   Generally. Kansas, a largely rural state, is expected to experience a respectable level of growth in 2001, but at a lower rate compared to prior years. With more than 90% of Kansas' land area dedicated to crop and livestock production, agriculture continues as one of the most important sectors of the state economy. Ongoing problems in the farm economy in 2000 caused farm employment to fall 3.0% compared to a 13.6% increase in 1999. In 2000, the Kansas civilian labor force grew at a 1.4% rate, which is slightly more than the 1.1% growth rate realized in 1999. Three major industries make up nearly three-fourths of salary and wage disbursements in Kansas, with services accounting for 29.7% of total, while manufacturing accounted for 22.4%, and government for 22.0%. In 2000, the unemployment rate in Kansas stood at 3.4% compared to 3.0% in 1999. The growth rate of personal income in Kansas rose slightly to 5.2% in 2000 compared with 5.0% growth in 1999.

   Overall, the Kansas economy is expected to experience moderate but less rapid growth than the national economy in 2001. Gross State Product is forecasted to increase by 2.7% in 2001 compared to 4.7% in 2000. Personal income in Kansas is forecasted to increase by 5.0% in 2001 compared to 5.2% in 2000. The unemployment rate is expected to decrease from 3.4% in 2000 to 3.2% in 2001.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers. The state budget office projects revenue growth of 3.7% for FY 2000, and 4.0% for FY 2001. The estimate assumes economic growth will continue in Kansas but at a moderate rate from the two previous years. In addition, the estimate reflects State General Fund income of $91.0 million from the State of Kansas's settlement with tobacco companies. Even with this projected revenue growth, the planning report shows that reduction from FY 2000 spending levels may need to be made in the coming budget year in order to maintain the statutorily required 7.5% ending balance. Limited resources will require continued prudent management and a careful consideration of priorities in each agency.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. As such, the State of Kansas has no general obligation debt rating. No other provision of the Constitution or state statute limits the amount of debt that can be issued. Although the state's Comprehensive Transportation Program anticipates $662.0 million in bond revenue's estimated over the next ten years, Kansas continues to have the lowest per capita debt among the 50 states.

   Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              KENTUCKY RISK FACTORS

   Economic Outlook. The Kentucky economy made a strong showing in fiscal 2000, with total personal income rising 5.6%, just slightly lower than the national average of 6.0%. Total nonagricultural employment increased by 2.2% at par with the national average of 2.3%. By the end of the fiscal year, Kentucky's unemployment rate had fallen to 4.2%, compared to 4.1% for the U.S.

   With both inflation and unemployment at historic lows, consumers are sanguine about their jobs and wages. This has translated into a strong consumption pattern. Both the purchases of durable goods and housing starts have been high. This pattern is expected to continue for the next several years. The outlook for the Kentucky economy calls for continued growth in personal income averaging 5.5% for the next two years. Nonagricultural employment is expected to grow at around 1.5% annually, approximately the same rate as the national average.

   Revenues and Expenditures. General Fund revenue on a budgetary basis for 2000 was $6.72 billion, an increase of 7.8% over 1999. Taxes represented 92.2% of all General Fund revenue collected during fiscal 2000.

   General Fund expenditures on a budgetary basis for 2000 totaled $6.55 billion. During 2000, expenditures increased by 2.4% and transfers decreased by 18.1% compared to 1999. The general government function includes $880.57 million of expenditures and transfers for the state supported universities, which together amount to 13.4% of the General Fund total.

   The General Fund has a 2000 budgetary undesignated fund balance of $176,353,716. This is an increase of $112,160,629 over the 1999 year-end budgetary undesignated fund balance of $64,193,087.

   General governmental functions on a GAAP basis are accounted for in four governmental funds- General, Special Revenue, Debt Service, and Capital Projects. Revenue for general governmental functions totaled $12.99 billion for 2000, an increase of 10.4% over the amount recognized during 1999. 2000 Governmental Funds Revenue rose $1.23 billion over 1999. Intergovernmental Income was up almost $777 million, due primarily to almost $754 million more in Federal Fund receipts from the United States Government. Tax Revenue improved by nearly $310 million, including over $263 million more in the General Fund where Individual Income Tax collections climbed over $162 million and Sales and Gross Receipts Taxes jumped an additional $84 million. Sales and Gross Receipts Taxes also rose more than $144 million in the Transportation Fund. These four specifically described gains account for 93.2% of revenue growth since last year.

   Expenditures, excluding transfers, for general governmental functions on a GAAP basis totaled $12.07 billion for 2000, an increase of 8.8% compared to 1999. 2000 Governmental Funds Expenditures grew $971.5 million over 1999. The cost of Human Resources services rose nearly $741 million over 1999.

   Debt Administration. During 2000, Kentucky issued revenue bonds totaling $308,490,000 for general governmental functions which are supported by governmental fund appropriations. No bonds were defeased during the period and this entire amount funded new projects. All issues sold during 2000 were rated "AAA" by major ratings services. At June 30, 2000, total principal outstanding for revenue bonds paid from government fund appropriations was $2,315,533,850.

   Cash Management. At June 30, 2000, Kentucky's operating portfolio was approximately $3.3 billion in cash and securities. The composition of investments was as follows: U.S. treasury securities (14%); securities issued by agencies, corporations and instrumentalities of the United States Government, including mortgage backed securities and collateralized mortgage obligations (48%); repurchase agreements collateralized by the aforementioned (17%); municipal securities (4%); and corporate and asset backed securities, including money market securities (17%). The portfolio has a current yield of 6.86% and modified duration of 1.34 years. Investment income through June 30, 2000 was $160 million versus $152.4 million the previous fiscal year. Total return for the 2000 fiscal year, ending June 30, 2000, was 5.01% versus 4.81% for 1999.

   Bond Ratings. Because it currently has no general obligation debt outstanding, the Commonwealth of Kentucky is not rated by Moody's Investors Service, Inc. or Fitch IBCA, Inc. Standard & Poor's Ratings Services has awarded Kentucky an implied credit rating of AA.

                             LOUISIANA RISK FACTORS

   Economic Outlook. Louisiana's employment growth rose only slightly in the past year but is expected to improve with the recovery of the oil and gas extraction industry and their climb back into the black. The services industry will contribute the largest source of employment opportunities in Louisiana as well as the wholesale and retail trade industry. This is due to the booming hotel and restaurant business as well as the professional services which includes engineers, accountants, attorneys and health care professionals.

   The current national economic boon is the longest in recorded history with growth rates in real gross domestic product exceeding 4% for four straight years. Changes in inflation and interest rates continue to be minimal. Foreign spending on U.S. goods and services will continue to increase because of the decline in the exchange value of the dollar.

   In Louisiana, the construction industry has been steady but slow. The chemical industry provides the largest employment source in the manufacturing sector. Expansion projects in the chemical industry and plant modifications to fulfill new federal regulations will boost industrial construction. A $700 million expansion to the Louisiana General Motors plant is another major boost for the economy.

   Louisiana's population continues to increase at a slow rate based on estimates from the U.S. Census Bureau. Louisiana's personal income continues to rise at a slow pace. Real per capita income, which is per capita income adjusted for inflation, rose only about 1.5% from the previous year.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   In Fiscal Year 2000, General Fund revenues totaled approximately $4.55 billion while General Fund expenditures were approximately $10.8 billion, leaving a deficiency of approximately $6.2 billion. For the year ending June 30, 2000, the total General Fund balance, including equity transfers and increases in reserve for inventories was $294,495,000.

   The General Fund unreserved/undesignated fund balance deficit from Fiscal Year 1999 increased to $81 million while revenues were approximately $24 million over budget and the expenditures were less than budget due in part to a budget freeze.

   In an effort to solve Louisiana's financial crisis, an Executive Order was issued for a "No-Growth Government" which will downsize state government by approximately 5,000 positions. This prohibits filling any new or existing employment vacancies in state government and represents over $77 million in cuts. Other proposed budget cuts were made to various programs which brings the total to approximately $195 million in proposed cuts. In addition, the Legislative Branch will take steps to downsize, and the Judicial Brand and school boards have been asked to follow suit.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

   Louisiana Revised Statutes (LRS) 39:1365(25) and 39:1402(D) limit the authorization and issuance, respectively, of general obligation bonds. This serves as a legal debt limit. As of June 30, 2000, Louisiana's authorized limit was $16,046,056,000; total general obligation bonds authorized totaled $1,759,655,000 or 10.97% of the bond authorization limit. LRS 39:1367 requires the State Bond Commission to establish an annual limit on the issuance of net state tax-supported debt. For fiscal year 2000, the maximum amount of net state tax-supported debt allowed by statute was 7.0% of estimated General Fund and dedicated funds revenues, as established by the Revenue Estimating Conference. At June 30, 2000, total net state tax-supported debt paid was $165,751,110 or 2.30%.

   The ratios of general obligation bond debt service requirements to assessed property value, to market value of taxable property, and to the total state population are considered useful indicators of the state's debt position. Based on an estimate of projected population, it is anticipated that the debt service per capita for fiscal year 2000 is approximately $539. This represents a decrease in debt service of approximately $525 per person in Louisiana since 1988. Expressed as a percentage, the debt per Louisianian has decreased 49% in 12 years.

   It was announced that Louisiana accepted bids on $347 million in general obligation state bonds for the first time in three years at an interest rate savings of approximately $12.5 million as compared to the last general obligation bond issue in 1997. All bonds were sold over the Internet which saved the state time and money. The state's improved financial situation helped contribute to a favorable bond market which is shown in Standard and Poor's bond rating upgrade from A- in the prior fiscal year to A in the current fiscal year. The majority of the proceeds from the bond sale will be used for capital outlay projects.

   Bond Rating: State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Louisiana Trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               MAINE RISK FACTORS

   Generally. Maine's economy is based in large part on the its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gains.

   The State of Maine is expected to experience the same economic slowdown in 2001 that is occurring nationally following the interest rate hikes by the Federal Reserve. Personal income growth is expected to be at 5.5% for 2000 and 2001 and dip to 5% over the period of 2002 through 2005. Unemployment, however, is forecast to remain low as a result of the steady pace of job creation, primarily in the southern part of the state. Employment growth is expected to be at 2.5% in 2000, dipping to a range of 1.1 to 1.3% over the period of 2002 through 2005. Job creation is expected to be supported through continued economic expansion while being restrained by the continuation of minimal population growth statewide and tight labor market conditions in southern Maine. Maine's Consumer Price Index growth is expected to follow national forecast trends.

   Revenues and Expenditures. The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. Each fiscal year of the biennium encompasses the period July 1 through June 30.

   General Fund revenues for fiscal year 2000-01 are projected to decline by 1.42% from the actual revenues in fiscal year 1999-00 due in part to: one time revenues of $50,250,000 in fiscal year 1999-00 from the Estate Tax and the Corporate Income Tax; increases in personal exemptions; reduction of the sales tax; and the implementation of the modified accrual method of accounting for certain taxes; and enacted tax changes that reduce the General Fund revenues in fiscal year 2001-01 by $97,119,301.

   The fiscal year 2000-01 budget for the General Fund relies upon a one time projected balance forward from fiscal year 1999-00 of $295,297,989 to reach a balanced budget. While approximately $193 million of one time General Fund appropriations were enacted in fiscal year 2000-01, ongoing General Fund appropriations exceed ongoing revenue in fiscal year 2000-01 by $98.7 million. Maine's Rainy Day fund, a monetary reserve fund which acts to cushion the effects of a downturn in economy eliminating the need to cut services or raise taxes, is projected to be at its cap of $141.7 million in fiscal year 2001.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

   Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

   The State of Maine's general obligation bonds are currently rated as AA+ by Standard & Poor's Ratings Services, AA by Fitch IBCA, Inc. and Aa2 by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maine Trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              MARYLAND RISK FACTORS

   Generally. Job creation in Maryland over the past year has been strongest in the areas of mining, construction, and transportation and public utilities with increases of 7.1%, 4.0% and 4.0% respectively. Meanwhile, government jobs increased only 1.8% and two areas, manufacturing and finance, insurance and real estate (FIRE) actually decreased 1.3% and 1.1% respectively. As of December 2000, Maryland's unemployment rate was 3.7%, up 0.5% from the previous December. Per capita personal income in Maryland was $32,465 in 1999 up from the previous year's $30,850.

   Revenues and Expenditures. Maryland's fiscal year ends June 30th. After growth of 5.9% in fiscal year 1999 and 6.7% in 2000, the Maryland Board of Revenue projects revenues to grow 3.4% in fiscal year 2001. This growth rate reflects the reduced revenue as an income tax cut is phased in. Total estimated general fund revenues are $9.4 billion for fiscal year 2001.

   Maryland will enter fiscal year 2001 with $940 million of surplus funds. Of this, $815 million is the general fund balance. The remaining $125 million is allocated to the "Rainy Day" account of the state reserve fund (officially the Revenue Stabilization Fund). The "Rainy Day" fund acts as a savings account for the state. Funds are set aside to protect against unexpected revenue declines and to finance future expenses. State law establishes a target of 5% of general funds for the "Rainy Day" fund. As of June 30, 1999 this account contained $580 million, or 6.4% of general fund revenues.

   Over $500 million of Maryland's surplus funds will be invested in capital projects to promote education, transportation and smart growth. Another $400 million will be placed in reserve to fund the future cost of state income tax relief and to finance capital projects now in the design phase. Maryland's budget allocates the first $250 million from the state's share of the national tobacco settlements. These funds are directed towards fighting cancer, smoking and substance abuse and to education programs. The state budget for fiscal year 2001 totals $19.6 billion, a 9% increase over 2000. The budget for 2001 directs most of this increase to improve education at all levels.

   Debt Management. The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state and local projects, for which property taxes, the debt service fund loan repayments and general fund appropriations are used for repayment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.

   General Obligation debt financing provides the funding for State-owed capital improvements for prisons and colleges, various State capital grants to local governments and private non-profit organizations. Projects funded include local public schools, local jails, water treatment facilities, museums, and rehabilitation of historic structures and private treatment centers for the developmentally and physically disabled. During Fiscal Year 1999, Maryland issued $475 million of new general obligation bonds. The Department of Transportation and the Maryland Transportation Authority had $754 million and $344 million, respectively, in outstanding limited obligation bonds at the close of the same time period.

   The State of Maryland's General Obligation Bonds have long been assigned the highest credit rating by Moody's Investors Service, Inc. (Aaa) and Standard and Poor's, a Division of the McGraw-Hill Companies, Inc. (AAA), with the addition of an AAA rating from Fitch IBCA, Inc. In FY 1990, Maryland became one of a very few states to earn a "AAA" rating. Maryland's outstanding credit status reflects many factors, among which include the State's varied economy, its diversified revenue structure, the security and the relatively short 15-year maturity of the General Obligation Bonds. The high quality of the State's financial and debt management system are continually cited by rating agencies and financial analysts as among the best in the nation.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           MASSACHUSETTS RISK FACTORS

   Economic Outlook. The fiscal health of the Commonwealth of Massachusetts remains strong following its recovery from recession and excessive government spending in the late 1980s. The improved business climate, bolstered by substantially reduced taxes over the past few years, is in a much better position to withstand economic shocks than it was eight years ago. The economic base of the state has also diversified as reliance on traditional manufacturing and defense contracting has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries. On the whole, the Massachusetts economy is expected to continue to outperform those of the New England region and the nation into the foreseeable future.

   Through 2001, a continued low rate of inflation is expected to keep wage growth low and allow for slow-paced positive growth in the Massachusetts economy. The state will also continue to face risks, including a shortage of skilled labor coupled with low net population growth that will constrain job creation. In addition, with the prominence of the financial services industry in Massachusetts, Massachusetts could be impacted more than any other state if the financial markets suffer.

   Revenues and Expenditures. The fiscal well-being of the Commonwealth stems not simply from the long national economic expansion. The cooperation of the Legislature and the Administration in responsibly managing Massachusetts's finances has allowed the Commonwealth to recover from the budget deficits of the late 1980s as well as to prepare for the future. Legislation was approved in Fiscal Year 1998 to again raise the statutory ceiling on the Stabilization Fund, the Commonwealth's "rainy day" hedge against the fiscal pressures of an economic downturn. Over $1.6 billion, or approximately 6% of budgeted revenues determined in accordance with Generally Accepted Accounting Principles "GAAP" is currently in the "rainy day" fund. With the fund nearly at the maximum amount authorized by law, the Commonwealth is prepared for an economic slowdown.

   Debt Management. Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. To limit the Commonwealth's debt burden, and control the degree to which debt service creates pressure on the operating budget, the Administration has implemented a five-year capital spending plan. This administrative policy has existed for several years, and has resulted in a decrease of debt service as a percentage of governmental expenditures. During Fiscal Year 2000, the Commonwealth defeased debt through the use of $400 million of the Fiscal Year 1999 operating surplus through the escrow and irrevocable trust with an escrow agent that purchased U.S. Government securities. Through this action, the Commonwealth defeased debt service payments of approximately $578.9 million over the next 9 years. At June 30, 2000, approximately $508.5 million of the bonds refunded remained outstanding.

   At the end of Fiscal Year 2000, as part of the Central Artery / Tunnel Project as well as other statewide road and bridge projects, the Commonwealth set aside $650 million of surplus funds in its debt defeasance fund, attributable to Fiscal Year 2000 and prior years' surpluses. In the first months of Fiscal Year 2001, nearly $400 million was expended to purchase additional U.S. Government securities held in trust by escrow agents. The debt service savings from this action will be deposited in the fund for the Central Artery and statewide roads and bridges. On June 28, 2000, the Commonwealth also de-authorized $106.7 million in unissued general obligation bonds.

   Ratings. As of February, 2001 Standard & Poor's Ratings Services' rating of general obligation bonds of the Commonwealth of Massachusetts was AA- and its outlook on such bonds was positive. As of February, 2001, The Moody's Investors Service, Inc.'s rating of general obligation bonds of the Commonwealth of Massachusetts was Aa2, and Fitch IBCA, Inc.'s (formerly Fitch Investors Service, L.P.) rating was AA-.

                              MICHIGAN RISK FACTORS

   Generally. The economy of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. From December 1999 to December 2000, Michigan manufacturing declined 1.9%, compared to a 1.0% decline nationwide. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Since 1994, overall employment has risen steadily, and business relocations and expansions in the state have increased dramatically. Michigan's preliminary average unemployment rate for 2000 was 3.4%. This is the lowest annual rate ever, below the 3.5% recorded in 1966. 2000 was also the seventh consecutive year where Michigan had a lower unemployment rate than the nation. Michigan's unemployment rate is projected to rise to 4.7% in 2001 and then decline to 4.5% in 2002.

   While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the state and some of its local governmental units. In 2001, Michigan wage and salary employment is forecast to decline by 0.3% because of a slowing U.S. economy, a contracting manufacturing sector, and employment reductions at major Michigan employers, including auto companies. In 2002, employment growth is forecast to accelerate to 1.0% with state employment rising by 45,000.

   Michigan reported strong personal income growth in 2000. Overall personal income rose an estimated 6.1%, compared with 5.3% growth in 1999. Wage and salary income grew 5.8%, matching 1999 growth.

   Revenues and Expenditures. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. The Management and Budget Act of 1984 contains provisions for calculating an economic-based recommended deposit or withdrawal from the BSF. The calculation uses the change in real Michigan personal income for the calendar year to determine either a pay-in or pay-out. If the formula calls for a deposit into the BSF, the deposit is made in the next fiscal year. If the formula calls for a withdrawal, the withdrawal is made during the current fiscal year. Adjusted real calendar year Michigan personal income is expected to decline by 0.2% in calendar year 2001. Therefore, the formula calculates that $19.2 million is available to be withdrawn from the BSF for use in fiscal year 2001.

   Article IX, Section 26 of the Michigan Constitution limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. If revenues exceed the limit by less than 1%, the state may deposit the excess into the BSF. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers via the income and single business taxes. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service. For FY 1999, revenues exceeded the revenue limit by $21.7 million but were $210.2 million below the 1% threshold. FY 2000 revenues are estimated to exceed the revenue limit by $158.2 million but be $83.8 million below the 1% threshold. State revenues will be well below the limit in FY 2001 and FY 2002 due to the effects of tax cuts on the state's revenue stream. FY 2001 revenues are expected to be $1.7 billion below the revenue limit while FY 2002 revenues are expected to be $2.5 billion below the limit.

   Debt Management. Michigan's borrowings fall into two main categories: general obligation debt and revenue dedicated debt. This second type is issued with the provision that repayment will only be made from specific dedicated revenue sources and is not a general obligation of the state. The state's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year.

   On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+ and in September 2000 raised the rating to AAA. Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aaa from its previous rating of Aa1 in October 2000. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local STATE issuers may be unrelated to the creditworthiness of obligations issued by the State of STATE, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

                             MINNESOTA RISK FACTORS

   Economic Outlook. Minnesota's economy performed well in fiscal year 2000. Personal income grew at an annual rate of 6.1%, 0.2% above the United States. Despite a weak agricultural sector, the state continues its record of outperforming the U.S. economy and moving up in the state rankings of per capita personal income. In calendar 1999, per capita personal income was 7% above the national average and Minnesota ranked 10th among all states in personal income per capita in 1999 compared to it's ranking of 16th in 1990. The State's economy is expected to grow roughly at the same rate as the U.S. economy during fiscal year 2001.

   Minnesota's unemployment remains low and labor markets have been very tight in the state for several years. In 2000, the unemployment rate averaged just 2.7%, 1.4% below the national average. On a percentage basis, the statewide employment growth rate of 2.2% equaled the national average. In the key manufacturing sector, payroll employment held constant in 2000, resisting the U.S. trend of shrinking manufacturing employment. The health of the state's retail and service sector firms is projected to reduce the impact of declines in the mining sector and a slight weakening in manufacturing.

   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium begins on July 1, 2000. State statutes require a balanced budget.

   During fiscal year 2000, the State's total fund balance for the General Fund decreased by $76.7 million to $1.955 billion. On June 30, 2000, the unreserved, undedicated portion of the fund balance reflected a positive balance of $451.2 million, after providing for a $972.0 million budgetary reserve. General Fund revenues and transfers-in totaled $12.035 billion for fiscal year 2000, up 7.7% from those for fiscal year 1999. General Fund expenditures and transfers-out for the year totaled $12.135 billion.

   On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, were $461 million during FY 1999, and will be $242 million during FY 2001-03, and $121 million in FY 2003.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is estimated at 2.3%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.6%, respectively based on outstanding debt at June 30, 2000. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.2% based on information as of June 30, 2000.

   The state issued $360.0 million of new general obligation bonds in fiscal year 2000 and $214.5 million of general obligation bonds were redeemed and an additional $2.0 million of state guaranteed bonds were defeased during 2000, leaving an outstanding balance of $2.5 billion.

   Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              MISSOURI RISK FACTORS

   Economic Outlook. The Missouri economy has continued to show vibrant growth over recent years. This trend continued in 2000. The sources of Missouri's economic growth are diverse. The state remains a center of automobile manufacturing with major General Motors, Ford, and Daimler Chrysler assembly facilities employing about 17,500 workers. Health care is also a strong and growing sector. From 1989 through 1999, "Health Care Services" employment grew from 204,559 to 253,315, or 24%. As the state population ages, continued growth in this field is expected. Missouri personal income growth continues to be in the 4.5% range, considerably ahead of the inflation rate.

   As was the case in 1999, the Missouri economy draws considerable strength from exports. Current estimates show Missouri exported $8.4 billion of goods and services in 2000, up from the $8.0 billion in 1999. Missouri's largest exports remain chemicals and agricultural products. The five leading recipient nations of Missouri products are Canada ($1.7 billion), Mexico ($1.4 billion), Belgium ($420 million), the United Kingdom ($370 million), and Japan ($330 million). With this diversity of markets, overall Missouri exports should remain strong even in an uncertain international economic climate.

   According to the Missouri Department of Economic Development, between January 2000 and January 2001, total payroll employment grew by nearly 24,000 jobs or 9%. The manufacturing industries lost 6,500 jobs over the period, more than half of which came from the electrical and electronic equipment industry. Other industries experiencing large decreases included apparel (1,400 jobs), aircraft (1,200 jobs) and the primary metal industries (1,100 jobs). On the plus side, all the service producing industry divisions grew, with total gains of 29,000 jobs. The service industries grew by 12,500 jobs, including substantial growth in health services and private social services. Communications employment was up by 5,500 jobs, retail trade by 4,000 jobs, and security and commodity brokers by nearly 2,500. It is projected that by 2008, the state's largest percentage growth in employment will be in services, increasing 20.2%, followed by the service producing industries (13.4%), construction (12.9%), finance, insurance, real estate (11.3%) and retail trade (10.7%).

   As of March 2001, Missouri's unemployment rate dropped three-tenths of a point to 3.9%, representing the first decrease in the state's unemployment rate in 2001. Historically however, the March decrease was smaller than expected but is only three-tenths of a point higher than it was in March 2000.

   Revenues and Expenditures. While Missouri continues to have a robust economy, the Fiscal Year 2002 budget presents the largest fiscal challenge to the state since the early 1990s. The budget stress is due to a combination of substantial increases in mandatory costs and the impact of tax cuts and tax credits enacted in past legislative sessions.

   While the Missouri economy is still strong, revenue collections have slowed due to a decrease in capital gains in the stock market and economic pessimism that has slowed the growth in sales taxes. Calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 2000 were below the total state revenue limit by $380 million.

   Missouri's constitutional revenue and spending limit provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income. When applied to Missouri's constitutional revenue limit formula, this reduced the revenue and spending authority available by $113 million and $118 million for Fiscal Year 1999 and Fiscal Year 2000 respectively. This change reduced the personal income growth rate used to calculate Missouri's revenue limit to a lower level than flood-ravaged 1993.

   Fiscal Year 2002 base operating appropriations after core cuts are $6,113.5 million. New operating budget appropriations of $434.4 million are recommended. This brings the total general revenue operating budget to $6,547.9 million, exclusive of court-ordered desegregation spending, tax refunds, and revenues dedicated to the Outstanding Schools Trust Fund.

   The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2001 or Fiscal Year 2002. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. In addition, the recent volatility in the stock market, if continued, could have an impact on this projection. The calculations project that total state revenues will be approximately $427 million below the
Article X revenue limit and $509 million below the Article X refund limit in Fiscal Year 2001.

   Desegregation Costs. The Fiscal Year 2000 marked a historic close in the desegregation chapter of Missouri history. With the end of the Kansas City case, and the potential end of the St. Louis case, there will be dramatic improvements in education funding for schools across Missouri. This was made possible by a positive and pro-active approach to resolving this litigation from the Governor, the Attorney General, and the Missouri General Assembly. Settlement negotiations in Kansas City have resulted in substantial saving to boost state aid to all Missouri schools. State law requires that desegregation savings go toward the school foundation formula and transportation funding. The Fiscal Year 2002 cost for the desegregation settlement is $20 million.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   Before Missouri can receive any funds from the settlement the state must reach finality in its lawsuit. Missouri must settle its case prior to December 31, 2001. Several parties have filed a motion to intervene in the case. The Missouri Supreme Court denied their motion and refused to rehear the case. State specific finality in accordance with the lawsuit should be achieved by mid-2001 barring a federal appeal.

   The amount of money that Missouri will receive is dependent upon a number of factors. Under the settlement agreement, any amount that Missouri is scheduled to receive will reflect adjustments for inflation and changes in the volume of sales by the manufacturers. In addition, the participating manufacturers may reduce payments for loss of market share or for actions by the federal government that would affect tobacco sales. These adjustments will be made on a year-to-year basis. Missouri will receive initial (one-time) payments of about $50 million per year for five years and annual payments thereafter. The timing of any payments is totally dependent upon Missouri's lawsuit reaching final status.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   According to the Office of the State Auditor, an average of 87% of Missouri's general obligation bonds sold since 1993 were issued without the benefit of competitive bidding. Had these bonds been sold competitively based on the interest rates competitive issues received, the Missouri taxpayers would have saved $83.2 million in excess interest costs.

   As of August 31, 2000, there was $1,229,370,000 in issued general obligation bonds and $962,420,00 in outstanding general obligation bonds.

   Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. Missouri is one of only eight states that have this highest rating from all three organizations. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              NEBRASKA RISK FACTORS

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   As of December 2000, total non-farm employment was down .9% from the previous year. The state's three leading non-farm employers were services, wholesale and retail trade and government with approximately 244,000, 212,000 and 153,600 jobs, respectively, as of December 2000. It is estimated that non-farm employment will grow .9% in 2001 and 1.4% in 2000. Indeed, the latest economic forecast for Nebraska published in March 2001 by the Nebraska Business Forecast Council, reported a .9% non-farm employment rate growth, well below the average annual rate of 2.1% during the 1990's. The forecast largely reflects the state's extremely tight labor market, not the current national economic slowdown.

   The Nebraska unemployment rate has been the lowest or the second lowest in the nation for the last 9 years. The state's unemployment rate was approximately 2.8% during 2000.

   Revenues and Expenditures. According to the National Association of State Budget Officers, Nebraska had approximately $2.4 billion in revenues and approximately $2.34 billion in expenditures for fiscal year 2000.

   In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. In July 2000, approximately $77.6 million was moved from the General Fund to the CRF. The current estimate of the Economic Forecasting Board exceeds the certified forecast for FY 2000-01. If the actual receipts meet that estimate, a transfer of $49.3 million will be made from the General Fund to the CRF in July 2001.

   Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             NEW JERSEY RISK FACTORS

   Economic Outlook. During 2000, the New Jersey economy enjoyed another strong year, making it the second best year since 1988. Employment grew for the eighth consecutive year since the bottom of the recession in 1992. Strong employment growth of 1.5% drove employment to a record level of 3.92 million, adding 439,400 jobs since January 1994. Personal income grew at a record pace of 5.4%, surpassing the growth rate in 1999. Real Gross State Product increased 3.5% in 2000, the second highest growth since 1988.

   Two key sectors of New Jersey's economy are international trade and tourism. New Jersey's exports increased by $4.5 billion, or 25% since 1994, making New Jersey the ninth largest exporting state in the nation. New Jersey is also the sixth leading state for foreign direct investment, with nearly 600,000 jobs resulting from international trade. Tourism represents the second largest business in the state. During the past seven years, total travel expenditures throughout the State's economy increased by 54%.

   New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The state also has the nation's largest concentration of businesses that produce prescription pharmaceuticals, over-the-counter medications, generic prescription drugs, vitamins, diagnostic drugs, and medical devices. New Jersey is currently transitioning from a manufacturing based economy to one that is oriented toward higher technology. In support of this transition, in fiscal 2001 a $165 million program, "New Jersey Jobs for the New Economy," was created to increase the state's competitiveness in the creation of high technology jobs.

   The State's employment growth has been strong since mid-1996, with growth for the past four years ranging between 1.5% and 2.4%, the best growth in the mid-Atlantic region. Most of the job growth was in the service sector, which increased 2%, adding over 50,000 jobs in 2000. Construction jobs continued to bounce up at the strong pace set in 1997, increasing at 4.9%, more than double the rate experienced in 1999. Manufacturing jobs declined by 1.4% in 2000, continuing the generally declining trend in this sector. However, job losses in manufacturing were slower in 2000, relative to the steep drop in the previous year. New Jersey's unemployment rate dropped to a decade low of 3.4% in June 2000 from an average of 6.8% in 1994.

   The outlook for the national economy, like that of the New Jersey economy, is for continued growth at lower rates. Even though the economic performance is forecasted to erode somewhat, all national models assign the threat of economic recession during 2001 and 2002 a low probability.

   Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The total budget recommended by the Governor of New Jersey for fiscal 2002 is $23.1 billion, an increase of $1.4 billion, or 6.5% over the current year. The projected State surplus stands at a record $1 billion, the highest in State history.

   The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. Beginning with the fiscal 2001 Appropriations Act, the Rainy Day Fund is capped at $720 million. A Rainy Day Fund balance of $720 million is sufficient, and any future payments to the Fund will be diverted to a new Debt Retirement Fund and applied to the retirement of State long-term obligations, as the Treasurer shall determine. However, if there are draw-downs from the Rainy Day Fund, as happened in fiscal 2000 for Tropical Storm Floyd, which reduced the balance below $720 million, no amount will be deposited in the Debt Retirement Fund until the Rainy Day Fund is restored to $720 million. The Rainy Day Fund for 2001 was $650 million and the projected Fund for 2002 is $698 million.

   Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

   Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. Debt service for General Obligation Bonds for fiscal year 2000 was $530.0 million. This amount reflects the cost of financing various infrastructure and environmental projects that have been approved through prior voter referenda. In addition, the legislature authorized appropriations of $451.4 million for debt service related to state contract obligations and certificates of participation.

   Bond Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows: Standard & Poor's Ratings Services, AA+; Moody's Investors Service, Inc., Aa1; and Fitch IBCA, Inc., AA+. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

                             NEW MEXICO RISK FACTORS

   Economic Outlook. New Mexico is the nation's fifth-largest state in area (121,593 square miles), but ranks 37th in population (1.74 million). Since 1980, the state's population and labor force have grown steadily at rates generally exceeding national averages through 1997, but have been below the U.S. level since then. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque. In May 2000, Intel announced $2 billion in investment and expansion in its Rio Rancho plant.

   Population and labor force growth have kept wages low and unemployment rates above average despite rising employment. The state's income indicators have been relatively stable as a percent of the nation throughout the 1990s. Per capita and median household incomes are about 80% of national levels, reflecting in part the state's lower cost of living and significant government presence. Unemployment, which has been consistently higher than national rates, averaged 6.3% in 1999, was down to 6.1% in 2000, but is projected to rise 7% by 2002.

   Historically, New Mexico's economy has been based in agriculture, mineral production, and government. The public sector constitutes one-fourth of non-farm employment in the state--more than 50% above the national average. Expanding services and manufacturing sectors have provided economic diversity. Tourism activity, together with steady population growth, has bolstered the state's service and trade sectors. Per capita retail sales are at 93% of national averages.

   Manufacturing employment is concentrated in high technology in the Albuquerque area. Manufacturing represents 5.6% of total non-farm employment in New Mexico. Almost 90% of New Mexico's exports are in the electronics category, and the majority of the exports are to Asia. Exports accounted for about 7% of gross state product in 1999 compared to 1.1% in 1995. Consequently, the recent economic turmoil in Asia affected the state's economy with the loss of some 2,600 jobs in Albuquerque's electronics industry during 1998 and 1999. Troubles in the Asian economy have also caused declines in the mining sector. Mining has lost nearly 2,000 jobs in two years. Reductions have occurred primarily in uranium, copper and potash. Low oil prices, along with the Asian flu, have also contributed to this downturn. This sector is not expected to recover in the near future.

   The employment growth rate increased from 1.4% in 1999 to 1.9% in 2000, with 1.8% projected for 2001. This measure is projected to average 1.6% annually from 2002-2005.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   For fiscal year 2000 total General Fund revenue (unaudited) reached $3.42 billion, with recurring revenue growth of 8.0% above the previous fiscal year. The General Fund saw strong growth in revenues related to mineral production in the State as energy prices recovered from low levels in the prior year. Total expenditures were approximately $3.39 billion, an increase of 5.9% over 1999 and $31.5 million was transferred to the Operating Reserve, growing the balance to $191.6 million. Year-end total General Fund balances were approximately $192.4 million as the Risk Reserve was transferred out of the General Fund.

   Recurring revenue growth in fiscal year 2001 is estimated to be 14.1% as total revenue for the year is projected to be $3.85 billion. The State projects growth in gross receipts taxes of 7.3%, as well as strong growth in total mineral production taxes of 73.1%, reflecting the higher current levels of natural gas and oil prices. In addition, $3.49 billion of recurring appropriations for fiscal year 2001 have been signed into law, an increase of 5.5% over the prior fiscal year. At the end of 2001, total General Fund balances and Operating Reserves are projected to increase to over $200 million, well in excess of the State's minimum threshold of 5.0% of total recurring appropriations.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of December 30, 2000, the total principal amount outstanding on General Obligation Bonds was $179,022,000.

   Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations New Mexico issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each New Mexico Trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              NEW YORK RISK FACTORS

   Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence.

   Notwithstanding, during the last few years, New York has shown signs of economic resurgence. The state's economic base is deep, diverse, and wealthy, and its reliance on the financial services section continues to drive its prosperity. Record gains on Wall Street had a strong positive impact on the State's economy in the 1990s. While Wall Street represents only 2% of statewide employment, it accounted for 41% of the gain in real earnings from 1992 to 1998. However, a serious Wall Street setback could jeopardize state revenue collections, and through a powerful multiplier effect, could dampen consumption, housing spending and ultimately, job growth in other sectors. The U.S. Census Bureau projects that New York's year 2000 population will be 18,146,000, an increase of 0.9% from the 1990 census count, compared to a national growth rate that is expected to exceed 10%. The State's unemployment rate has improved to 4.3% as of June 2000, virtually the same as the national unemployment rate, although New York City continues to experience higher unemployment. It is estimated that personal income in New York totaled approximately $636 billion in 2000.

   Revenues and Expenditures. Although New York has enjoyed recent years of budget surpluses due to unanticipated revenues generated by a strong economy, the State's long-term financial condition is uncertain. Multi-year tax cuts and increased spending programs have been included as part of budgets in the last several years; they have been structured with little up-front costs but significant impacts in future years. Enacted tax cuts are a significant factor contributing to projected gaps in the next two years. The 2000-01 budget included a multi-year tax cut package of $1.2 billion when fully effective, the bulk of which will be implemented by 2004-05.

   During the past decade, New York has consistently faced projected budget gaps in future years. This structural imbalance--the condition of spending growth being greater than underlying revenue growth--is the most prominent manifestation of New York's uncertain financial condition. Since the end of 1994, the State has benefited from one of the strongest booms in financial markets in history, yet budget makers have responded by making tax cut and spending commitments that cannot be funded by existing revenue sources. It is largely the result of revenue growth from a strong economy that recent budgets have been balanced.

   The General Fund is the main operating fund of the State and has incurred operating surpluses in seven of the last ten years and in each of the last five years. In 2000, the General Fund operating surplus was approximately $2.3 billion. Governmental funds account for most of the State's operations including the General Fund, Federal programs, debt service and capital construction. The General Fund's accumulated surplus was approximately $3.93 billion as of March 31, 2000.

   For fiscal year 2000, New York's total state revenues were approximately $73.9 billion. Despite New York's increased revenues in recent years, the amount of the State's true "Rainy Day" reserves set aside for use in times of economic downturn remains well below the national average. Although "Rainy Day" reserves have increased slightly in 1999 and 2000, they still remain below 1.5% of total revenues.

   State spending totaled $73.6 billion in 2000, an increase of $2.6 billion (3.6%) from the prior year. State spending has been partially paid for by borrowing $10.8 billion since 1996, including $2.2 billion in 2000. The 2000-01 budget provides for total State spending of $77.9 billion, an increase of 6.2% over 1999-00 spending, which is more than twice the rate of inflation.

   Debt can impact government operations both currently and in the long term. New York had an estimated total of $36.4 billion in debt in 2000. Based on the most recent available data (1999) New York State continues to be ranked fourth highest nationally in debt per person with more debt outstanding than any other State, equaling almost one-fifth of the debt outstanding for all state governments combined.

   The enacted 2000-01 State Budget included the Debt Reform Act of 2000. That enacted legislation resulted in the following statutory changes in relation to the future issuance of State-supported debt: future debt issued and outstanding will be capped at 4% of personal income after a 10 year phase in period; future debt service is capped at 5% of total governmental funds receipts, phased in over a 13 year period; and future debt can only be used for capital purposes and must be repaid in no more than 30 years.

   Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

   In August, 1998, Moody's Investors Service, Inc. lowered its rating for State of New York general obligation bonds from A1 to A2, its lowest state rating (Louisiana is the only other state to receive this rating). Standard & Poor's Ratings Services gives the state a AA rating. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as A+.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   New York City. Even though the City had budget surpluses each year from 1981, budget gaps of nearly $2 billion are projected for the 2001, 2002, and 2003 fiscal years. New York City faces fiscal pressures from: aging public facilities that need repair or replacement; welfare and medical costs; expiring labor contracts; and a high and increasing debt burden. The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A by Standard & Poor's and A2 by Moody's. The City proposes $25.3 billion of financing over fiscal 1999-2003 and is fast approaching its constitutional limits on debt issuance.

   Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

   Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

   Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           NORTH CAROLINA RISK FACTORS

   Generally . Many signs point to an economic slowdown in North Carolina. Statewide employment increased 1.8% during the first nine months of 2000 compared to a 3% increase during the same period in 1999. Job layoffs in the state rose from a quarterly average of 5,400 in 1999 to 7,800 in the first half of 2000. Even in the fast-growing metropolitan counties of North Carolina, the pace of economic activity slowed in 2000.

   Although the state's economic engine slowed in 2000, the slowdown did not affect all sectors equally. During the past year (August 1999 to August 2000), seasonally-adjusted jobs in manufacturing fell 3.4%. The manufacturing sectors leading in job losses were textiles, apparel, transportation equipment, furniture and fixtures, electronic equipment, and tobacco products. These job losses reflected two factors at work in North Carolina. The first is continuing restructuring in the textile, apparel, and tobacco industries. The second factor is a reduction in industries making durable products, a change that is typical during economic slowdowns. In contrast, jobs continued to increase in the service sector during 2000. Over 67,000 jobs were added in services during the past year. Leading gainers were wholesale and retail trade, financial services, educational services, and the federal government.

   Most forecasts project continued slower economic growth, at least through the first half of 2001. The slower economy will impact the manufacturing sector more than the service sector. This will result in a continued decline in manufacturing jobs through mid-2001.

   Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

   For the fiscal year ended June 30, 1999, the General Assembly delayed the $40.4 million deposit into the Savings Reserve Account, leaving the total reserve at $522.5 million. For fiscal year 1999-2000, the General Assembly voted to use $200 million from the Savings Reserve Account to be appropriated to fund the first installment payment resulting from the intangibles tax cases in which the State received adverse rulings (See "Litigation" below). An additional $286 million was withdrawn from the Savings Reserve Account at the end of fiscal year 1999-2000 as part of the year-end effort to balance the budget and provide for General Fund commitments at the beginning of fiscal year 2000-2001. At June 30, 2000, an additional $967 thousand was credited to the Savings Reserve Account. The General Assembly appropriated an additional $120 million to the Savings Reserve Account for fiscal year 2000-2001.

   The fund balance of the General Fund declined by $878.5 million in 2000. Expenditures and transfers out exceeded revenues and transfers in by $857.7 million. Total assets at June 30, 2000, were $5.118 billion, with total liabilities at $4.852 billion. Tax refunds payable were $1.0129 billion in 2000, as compared to $802.8 million in 1999. This $210.1 million, 26.2%, increase includes $100 million of individual income tax refunds deferred for payment to fiscal year 2000-2001 due to processing delays, and $20 million in corporate income tax refunds delayed to balance the General Fund budget on a cash basis.

   For fiscal year 1999-2000, the General Fund closed the year with a zero unreserved fund balance. This compares to June 30, 1991, when the General Fund unreserved fund balance was $441 thousand. North Carolina is required by its constitution to balance the General Fund on a budgetary basis. The budgetary basis reserved fund balance totaled $447.5 million.

   Hurricane Floyd passed through the eastern portion of North Carolina on September 15 and 16, 2000. On December 16, 2000, the General Assembly held a special session for the purpose of setting aside $836.6 million of funds for recovery from damage caused by the hurricane. The primary sources of funding included: $292.5 million came from General Fund operating budgets; $146.5 million in unspent capital improvement funds, and $286 million from the General Fund Savings Reserve Account. As these funds flow into the economies of the areas affected by Hurricane Floyd, income and sales taxes should offset some portion of the cost of the disaster recovery effort.

   Debt Management. The amount of authorized, but unissued bonds was $1.65 billion as of January 31, 2001. The first bond issue related to the $1 billion of public improvement bonds which were approved in November 1998 was issued on September 1, 1999 in the amount of $197.4 million. The second bond issue related to the $1 billion of public improvement bonds was issued on October 1, 1999 in the amount of $2.6 million. On September 1, 2000, $300 million in Public Improvement Bonds, Series 2000A were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million.

   On November 7, 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. The $3.1 billion is projected to be issued over the six-year period beginning in fiscal year 2000-01, with repayments scheduled for fiscal year 2001-02 through fiscal year 2024-25. Total debt service for all of the State's outstanding general obligation debt is projected to be at its highest in fiscal year 2006-07, at $722 million (assuming no additional voter approved debt in subsequent years). At June 30, 2000, the State's outstanding general obligation debt totaled $2.5 billion, with an additional $1.95 billion approved and unissued at June 30, 2000 (prior to the November 7, 2000 bond vote). Outstanding general obligation debt is projected to peak at $6.043 billion for fiscal year 2005-06.

   Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch IBCA, Inc. all rate State of North Carolina general obligation bonds as AAA, making North Carolina one of only a few states to maintain three triple-A ratings. In addition, approximately 25% of all AAA ratings for state and local governmental units nationwide are located in North Carolina.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. On February 21, 1996, the U.S. Supreme Court declared North Carolina's intangibles tax unconstitutional in Smith v. State. Subsequently, the State made refunds of intangible taxes paid by all persons who had complied with the provisions of G.S. 105-267. The Smith case is an action aimed principally at recovering intangibles tax refunds for taxpayers who failed to comply with the provisions of G.S. 105-267. On December 4, 1998, the Supreme Court ruled that North Carolina will have to pay refunds to non-protesters who paid intangibles taxes. This case was consolidated with Shaver v. State, another action for refund of intangibles tax paid on shares of stock. The consolidated case was settled and the agreement required the State to pay $440 million into a settlement fund in two installments, $200 million by October 1,1999, and $240 million by July 10, 2000.

   Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                OHIO RISK FACTORS

   Generally. Ohio's economy relies in large part on agriculture and durable goods manufacturing, and the state's financial condition varies in accordance with the cyclical nature of those activities. In particular, Ohio's economic activity is concentrated in the following areas: manufacturing of motor vehicles and equipment; steel; rubber products; and household appliances. Over half of the state's area is devoted to farming and 16% of total employment is related to agribusiness. In addition, the economy is diversifying as more jobs are created in the service and non-manufacturing sectors. Ohio's unemployment rate is predicted to increase slightly to 4.3% in 2001, 4.5% in 2002 and 4.5% again in 2003. Ohio personal income is expected to grow by 5.1% in 2001, 4.5% in 2002, and 4.7% in 2003.

   Revenues and Expenditures. Ohio's revenue picture remains in line with the current budget forecast of moderate economic growth and low inflation. State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the GRF) which is the state's major budgetary operating fund reported within the General Fund. The GRF is funded primarily by personal income and sales taxes. The state also maintains a Budget Stabilization Fund or "Rainy Day Fund" that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years. The GRF, remained strong, ending the fiscal year 2000 with a budgetary fund balance of $855.8 million. In addition, Ohio's "Rainy Day Fund" remained intact with a current fund balance of approximately $1 billion.

   A one-time income tax rate reduction of approximately 6.9% in fiscal year 2001 for the 2000 tax year will be made possible by a strong economy that produced total budgetary revenues and other financing sources of $20.11 billion for the GRF in fiscal year 2000, approximately $500.3 million more than estimated. This combined with spending restraint that resulted in disbursements and other financing uses of $20.1 billion in fiscal year 2000 for the GRF, which was $321.6 million less than estimated, bolstered the State's financial position, and allowed the State to designate $610.4 million of the General Revenue Fund's June 30, 2000 fund balance for income tax reduction. The total general operating budget for Ohio is $30.1 billion for FY 2002 and $31.6 billion for FY 2003. The GRF portion is $13.4 billion in FY 2002 and $14.1 billion in FY 2003.

   In June 2000, the Governor of Ohio signed House Bill 640, the State's Capital Budget Bill for the 2001-2002 biennium. The $1.8 billion bill provides more than $1.1 billion for school construction of primary, secondary, and higher education facilities. In addition, the capital budget also includes over $115 million to address the construction and maintenance needs of state facilities which house Ohio's adult and juvenile offenders. Over $103 million was allocated to support and maintain Ohio's extensive system of community parks and natural resources. Additionally, the capital bill implements a section of the Ohio Constitution that was approved by the electors of the State in November 1999. The provision grants the Ohio Public Facilities Commission the authority to issue general obligation bonds for primary, secondary and higher education facility projects, thus providing debt cost savings to the State.

   Although the consensus forecast does not assume a recession during the FY 2002-03 budget period, growth in tax revenue of the State of Ohio will be hampered by the predicted weaker growth in the economy. Total GRF revenues, excluding federal grants, are expected to increase by 3.2% in FY 2002 over FY 2001 and by 5.0% in FY 2003 over FY 2002.

   Debt Management. Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations. As of June 30, 2000, the State's primary government reported a total of $8.66 billion in outstanding liabilities in its General Long-Term Obligations Account Group.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

   Ohio's credit ratings for general obligation debt are Aa1 by Moody's Investors Service, Inc. ("Moody's") and AA+ by Fitch Inc. Standard & Poor's Ratings Services ("S&P") rates the State's general obligation debt AA+, except for Highway Capital Improvement Obligations, which S&P rates AAA.

   Moody's rates the obligations unsupported by the General Revenue Fund that are issued by the Ohio Building Authority and the Ohio Public Facilities Commission as Aa2. S&P and Fitch generally rate unenhanced debt of the two state financing authorities as AA, an upgrade from the previous AA- rating.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

                              OKLAHOMA RISK FACTORS

   Economic Outlook. Oklahoma is known for its abundant resources and remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten percent in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle.

   Following the national trend, Oklahoma employment growth can be expected to slow in 2001. Difficulties for businesses in finding qualified workers in this tight labor market, and the slowing of aggregate demand at the national level, combine to produce the expected slowdown in employment growth. Total nonagricultural wage and salary employment growth is forecast to have finished 2000 at 2.1%, moderating to 1.3% in 2001.

   One of the potential reasons Oklahoma may experience a slower growth relative to the nation is the labor supply constraint faced by Oklahoma. Each additional job is filled either by a previous resident who was unemployed, a previous resident who entered the labor force, or a new resident.

   Oklahoma does however, continue to enjoy a low unemployment rate. Estimates for 2000 reflect a favorable 3.4% rate for Oklahoma versus a 4.2% rate nationally.

   Corresponding to the slowing of employment growth, personal income growth is expected to slow in 2001. Real income is forecast to grow over 2.5%, increasing real per capita income 2.0%. Yet the ratio of Oklahoma real per capita income to that of the nation is forecast to decline slightly, continuing to languish at about 80% of the national average. Finally, reflective of the overall economy, Real Gross State Product, is also forecast to slow in 2001.

   Revenues and Expenditures. State finances are governed by rules designed to ensure sound, conservative management. The legislature cannot appropriate more than 95% of the general revenue expected to be collected in the coming year. Unlike many states that use seasonal borrowing to meet cash demands, Oklahoma maintains a cash flow reserve sufficient to meet fluctuating cash needs. General obligation indebtedness is prohibited without a vote of the people. The impact of these fiscally conservative rules, however, has been to some extent offset by the practice of granting pension benefits and incurring other liabilities without providing the long range funding required to assure that the State will be able to pay those amounts when they become due. In spite of these challenges, the State's overall financial condition is healthy. The State's general obligation debt load remains modest and the State's "Rainy Day Fund" provides ample room to address unforeseen emergencies.

   The Oklahoma Constitution requires that collections in excess of the Board of Equalization's itemized estimate of General Revenue Fund revenues be deposited to the "Rainy Day Fund" each year until the balance of the Rainy Day Fund equals 10% of the prior fiscal year's General Revenue Fund certified appropriations authority. Up to one-half of the July 1 balance each year may be appropriated upon emergency declaration by the Governor with concurrence of two-thirds of the House and Senate, or by a declaration of an emergency by the Speaker of the House and the President-Pro Tempore of the Senate with concurrence of three-fourths of the members of each house. On July 1, 2000, the State's Rainy Day Fund had a balance of $157.5 million.

   Oklahoma's General Fund revenues for the fiscal year ended June 30, 2000 were approximately $9 billion and expenditures were approximately $8.2 billion. The General Fund balance, including other financing sources, was approximately $2.06 billion.

   Debt Management. The Authority of the State to incur debt is described in
Article X, Section 25, of the Oklahoma Constitution. In 1987, the State created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuances. Both commissions must approve each financing plan before obligations are issued. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens.

   Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977. As of June 30, 2000, the outstanding general obligation net debt of the State of Oklahoma was $300 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Bond Ratings. The general obligation bonds of the State are rated "Aa3" by Moody's Investors Service and "AA" by both Standard & Poor's Corporation and Fitch Investors Service. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Oklahoma Trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               OREGON RISK FACTORS

   Due to a shift in from reliance on the timber industry to the high technology industry and the effect of the Asian financial crisis, Oregon's economy is growing but at a slower rate than previous years.

   Oregon unemployment decreased to 5.6% during 1998, down from 5.8% in 1997 but remains above the national average of 4.5%. The total population of the state is expected to reach 3.4 million by 2000, a 4.2% increase over the 3.26 million estimate in 1998.

   Manufacturing job growth slowed in the second half of 1997 and has continued to remain slow since then. Manufacturing is expected to grow 0.9% in 2000 and 1.5% in 2001. The non-manufacturing sector has grown more rapidly than the manufacturing sector and was estimated to provide over 1.3 million jobs in 1998. It is expected that jobs in this sector will increase 2.3% in 2000 and 2.2% in 2001.

   The service-producing sectors recorded solid gains in the last quarter of 1999. Non-health services added 5,400 jobs for an 8.2% increase. The strongest growth was in business services and engineering and management services. The service sector should see annual job growth of 3.4% in 2000 and 3.0% in 2001.

   Oregon's preliminary per capita personal income figures for 1998 confirm the state's strong economic performance. Overall, personal income rose 3.6% in 1998, as compared to the national figure of 4.7%.

   The Oregon Office of Economic Analysis expects Oregon's economy to outperform the nation. Oregon's job growth is projected to increase from 1.7% in 1999 to 2.1% in 2000 and 2001. Personal income increased 5.8% in 1998 and 5% in 1999. It is expected to grow by 6.0% in 2000 and 5.9 in 2001. Wage and salary income is expected to grow 6.7% in 2000 and 2001.

   Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

   Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. The Office of Economic Analysis projects General Fund revenue to be $8,573.2 million for the 1997-99 biennium. This is an increase of $69.1 million compared to the March 1998 forecast. The June 1997-99 revenue projection is $348.1 million higher than the 1997 close of legislative session (COS) forecast. The beginning balance is estimated to be $794.2 million. The 1997-99 total General Fund resource estimate is $9,367.4 million.

   A surplus kicker refund credit is projected for personal income taxpayers. If the current forecast holds, a refund of $356.2 million will be paid to taxpayers in the fall of 1999. No corporate kicker credit is forecast.

   General Fund revenue is projected to be $10,013.4 million for the 1999-2001 biennium and $11, 135.2 million for the 2001-003 biennium (an increase of 11.2% over 1999-2001). As of June 30, 1998, total outstanding general obligation bonds was $2.96 billion. The debt service requirements, including interest of approximately $2.1 billion, as of June 30, 1998, was $5.17 billion.

   All outstanding general obligation bonds of the State of Oregon are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

                            PENNSYLVANIA RISK FACTORS

   Generally. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversity unto the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.

   Consumer spending, supported by continued gains in income, could help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing.

   State Government. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.

   On a budgetary basis, the Commonwealth's General Fund at June 30, 2000 ended the fiscal year with a 718.2 million unreserved/undesignated fund balance, prior to reserving $107.7 million for transfer to the Tax Stabilization Reserve (Rainy
Day) Fund. After the transfer, the unreserved/undesignated fund balance on the budgetary basis was $610.5 million. Including the transfer for the 1999-00 Fiscal Year, the balance in the Tax Stabilization Reserve Fund increased to $1.105 billion. As of October 2000, the Pennsylvania unemployment rate fell one-tenth of a percentage point from the year earlier period rate to 4.2 percent. The current outlook for the economy is for national and Pennsylvania economic growth to moderate from recent levels. Slower rates of growth for tax revenues are also anticipated.

   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

   Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa1. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

                           SOUTH CAROLINA RISK FACTORS

   Economic Outlook. The South Carolina economy has mirrored many of the recent national trends. The state is seeing more reports of slowing retail sales and residential construction. However, unlike the U.S., South Carolina has turned in remarkably strong and stable employment growth since the middle of 1999. Total nonagricultural employment grew at an annual rate of 2.7 percent during the second quarter. Employment has consistently been growing at annual rates of 2.5 percent to 2.7 percent since the third quarter of 1999. The 49,200 net new jobs created between the second quarter of 1999 and the second quarter of 2000 were, as usual, concentrated in the service (16,300 jobs), retail trade (9,400 jobs), and construction (6,500 jobs) sectors. A more unusual performance was the 12,500 new jobs created in the government sector, representing about two to three times more new jobs than are typically created in government. The majority of these new government jobs were at the Federal level, and may reflect to some extent the temporary hiring of Census 2000 workers. Manufacturing job losses during the second quarter were minimal when compared with previous years. The industrial sectors shed 0.9 percent of their total employment, with durable goods industries posting a 1.1 percent job gain and nondurable manufacturers losing jobs at a 2.5 percent rate. During each quarter of 1999, manufacturing job erosion was near an annual rate of 5.0 percent. South Carolina's ability to stem the tide of nondurable goods job losses has come in part from the recent success of attracting capital investment from new and existing businesses.

   Nonagricultural employment growth is anticipated to remain at roughly 2.5 percent into 2001, then drop to near 2.0 percent by the end of 2001. The fastest growing sectors will continue to be construction, wholesale and retail trade, services, and finance, insurance, and real estate. The recent reprieve from job erosion in manufacturing should continue into early 2001. While job losses in nondurable goods production will occur, the durable goods industries will pick up steam.

   Employment in South Carolina over the last two decades has grown one-third faster than the United States as a whole. Between October 1995 and October 1996, South Carolina experienced the largest unemployment rate increase (0.9 percent) in the nation. However, South Carolina's unemployment rate decreased dramatically in the past few years, from averages of 6 percent in 1996, down to
3.8 percent in 1998, while the national unemployment rate decreased from averages of 5.4 percent in 1996, down to 4.5 percent in 1998 and 4.6 percent in 1999. During the first ten months of 2000, the South Carolina's unemployment rate has dropped to 2.5 percent, its lowest average since 1978, and the largest rate decline in the nation from a year ago, down 2.1 percent.

   According to the U.S. Department of Commerce Bureau of Economic Analysis, per capita personal income in South Carolina increased 4.4 percent from $22,544 in 1998 to $23,545 in 1999, compared to a national per capita income increase from $27,322 to $28,542, and a Southeast region increase from $24,780 to $25,703 in these years. In 1999, South Carolina's per capita personal income reached 82 percent of the national average, rising just slightly from 39th to 38th among the fifty states. South Carolina's total personal income increased 5.7 percent in 1999, just slightly ahead of the nation's growth at 5.4 percent and above the region's growth at 4.9 percent.

   Revenue and Expenditures. The State Constitution requires the General Assembly to provide a balanced budget and requires that any deficit be corrected in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, put into place reductions in appropriations in order to prevent a deficit. A constitutional amendment was approved in the November 6, 1984 general election providing that annual increases in State appropriations may not exceed the average growth rate of the State's economy and that the annual increase in the number of State employees may not exceed the average growth of the State's population. The State Constitution also establishes a General Reserve Fund and a Capital Reserve Fund for the purposes of covering budgetary deficits.

   The General Reserve Fund balance must equal 3 percent (reduced from 5 percent to 4 percent in 1984 and from 4 percent to 3 percent in 1988) of the General Fund revenue as of the latest completed fiscal year. Funds may be withdrawn from the reserve only for the purpose of covering operating deficits. The amount withdrawn must be restored to the account within three years out of future revenues until the 3 percent requirement is again reached; a minimum of one percent, if necessary, must be restored to the account each year following a deficit until the three percent requirement is restored. The General Reserve Fund balance at the end of fiscal years 1998 and 1999 was approximately $130 million and $138 million, respectively. The 2000 fiscal year balance of the General Reserve Fund is approximated at $145 million.

   The Capital Reserve Fund is a recurring appropriation that must equal 2 percent of the General Fund revenue as of the latest completed fiscal year. If the current year's revenue forecast projects a year-end deficit by March 1, then the Capital Reserve Fund appropriation must be reduced to the extent necessary before mandating any operating appropriation reductions. If no year-end deficit is projected by March 1, the Capital Reserve Fund may be appropriated in separate legislation by a two-thirds majority of each house. Allowed expenditures are: (1) to finance in cash previously authorized capital improvement bond projects; (2) to retire interest or principal on bonds previously issued; or (3) for capital improvements or other nonrecurring projects. The fiscal year 2000-2001 Capital Reserve Fund appropriation is $98,610,931.

   The State's Budgetary General Fund ended the 1999-2000 fiscal year with a $206 million budgetary surplus. While down substantially from the previous year's record-setting $410 million budgetary surplus, the surplus continues to reflect the positive economic forces that have been in evidence in South Carolina during the last several years. Budgetary General Fund revenue collections for 1999-2000 were up approximately 1.4 percent over the previous year.

   The State General Assembly's budget for fiscal year 2000-01 projects a total State budget of $13.9 billion, comprised of $5.3 billion from General Funds, and the remaining $8.6 billion from federal and other funds.

   Responding to recurrent operating deficits of the early 1990's, Standard & Poor's placed the State's AAA-rated general obligation debt on its CreditWatch and reduced its rating to AA+ on January 29, 1993. Because South Carolina's economy has improved dramatically since 1993, the State regained its AAA rating on general obligation debt from Standard & Poor's on July 9, 1996. Both Moody's Investor Services and Fitch IBCA, Inc. have also published AAA ratings on general obligation debt for South Carolina.

   Prospective investors should study with care the portfolio of Bonds in a South Carolina Trust and should consult with their investment advisers as to the merits of particular issues in a portfolio.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the South Carolina Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the South Carolina Trusts to pay interest on or principal of the Bonds.

                             TENNESSEE RISK FACTORS

   Economic Condition and Outlook. Tennessee's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded one billion dollars every year since 1983, and exceeded three billion dollars in the last two years. Announced manufacturing capital investments in 1999 were $3.7 billion. This growth has created 26,666 new jobs in this year alone, and has had a positive effect on employment and the state's economy. Additionally, investments in headquarters, distribution and selected services grew to $2.3 billion in 1999 and created 19,091 new jobs. For June 2000, the state unemployment rate of 3.7% was under the national average of 4.0%. Based on current projections, the state's overall growth is expected to exceed the national average over the next several years

   Revenues and Expenditures. General governmental functions are accounted for in four governmental funds- the General, Special Revenue, Debt Service and Capital Projects funds. Revenues for general governmental functions totaled $15.0 billion in 2000. Taxes represented 48.9% of general revenues; it is a slight decrease of 1.5% in the percentage of the total funding over the prior year from 50.4% to 48.9%.

   Expenditures for general governmental purposes totaled $13.5 billion, an 8.9% increase over the previous year. Educational expenditures increased $88 million due to the emphasis placed on education as a result of the Education Improvement Act and increased federal funding. Recreation and resources development expenditures increased primarily due to an expenditure of $33.9 million received from a one-time tobacco settlement used for payments to farmers. Transportation expenditure increased some $106 million primarily due to an increase of $80 million from federally funded highway construction.

   Debt Administration. At June 30, 2000, the State had a number of debt issues outstanding. These issues included $858.3 million of general obligation bonds, $20.3 million of enterprise fund debt with state commitment, and $125.4 million of internal service fund debt with state commitment. Tennessee continues to receive above average bond ratings from Moody's Investor Service (Aa1), Standard and Poor's Corporation (AA+), and Fitch Investors Service, Inc. (AAA) on general obligation bond issues, reflecting Tennessee's long-standing record of sound financial management. Under current state statutes, Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2000, the state's annual legal debt service limit of $580.2 million was well above the debt service required of $138.5 million, with a legal debt service margin of $441.7 million. Debt per capita equaled $190, and the ratio of net general long-term bonded debt to assessed property valuation was 1.3 percent.

   Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               TEXAS RISK FACTORS

   Economic Outlook. As Texas enters the next millennium, the economic outlook remains extremely bright. Texas ended the 1990s with an estimated 9.3 million jobs, over one-fourth of which were created during the decade. Driven largely by the rapid growth of high-technology industries, the overall Texas economy grew at an average annual rate of over 4.5 percent, outpacing U.S. growth by almost two percentage points annually, from 1990 through 2000. Consequently during this period, Texas added 2.3 million jobs, or more employment than any other state in the nation. Texas began the decade with just over 17 million residents. But as economic opportunities drew new residents from other states and other parts of the world, ten years later, its population has increased by an estimated 3.4 million to 20.5 million residents. As of October 2000, preliminary estimates show that Texas had the third largest employment increase in the nation with over 250,000 new jobs over the past year. The overall state unemployment dropped from 471,100 in October 1999 to 443,800 as of October 2000, a decrease of 0.3%. Meanwhile, the U.S. total labor force grew by 1.1 million, while the number of unemployed in the U.S. dropped 250,000 down 0.2% from last year.

   Over the next five years, Texas will continue to experience healthy economic growth. As the Federal Reserve slows national growth in order to stem the threat of inflation, however, state growth will not be at the torrid pace of the last decade. From 2000 through 2005, Gross State Product is expected to increase at an average annual rate of almost 4 percent as the state's population increases by another 1.9 million to reach 22.3 million. Even though growth will be slower, Texas will still outpace national growth by over one percent annually during this period. Even with this slower growth, Texas' relatively strong economy will keep the state's jobless rate at a historically near low of 5 percent. The largest threat to this positive economic outlook for the Texas economy is a more protracted-than-expected slowdown in national economic growth. Currently, a significant slump in the national economy appears unlikely given the Federal Reserve's recent ability to walk the line between potentially accelerating inflation and an outright recession with great success. But since the increasingly diversified Texas economy is more tied than ever to national economic health, any larger-than-expected slowdown in national economic growth would clearly affect the state.

   While the Texas economy increasingly resembles the national economy in its economic cycles, it remains a stride ahead of the nation. As of October 2000, preliminary estimates show that Texas non-farm employment has advanced by 2.7 percent, with 252,500 more jobs than last year. Services and Trade led the Texas employment growth over the past year adding 78,300 and 70,100 total jobs respectively. The biggest strides in Services over the near term are expected in business services (including credit reporting, building maintenance, temporary help - supply and security services, computer, photographic, and information retrieval services) and repair/engineering services (including accounting and consulting services). Business, repair and engineering, growing by 6 to 7 percent annually through 2001, is a very resilient combination of industries, including the temporary employment services sector, which can continue to grow as the demand for different services shifts between industry components.

   Jobs in Texas construction increased at the rate of 4.8 percent adding 25,900 jobs statewide. As of October 2000 there were 560,400 construction workers in Texas, a remarkable increase of 45 percent in five years, from 384,000 at the end of fiscal 1994. The number of Texas manufacturing jobs rebounded from last year's decline of 0.4 percent with an additional 3,500 jobs, an increase of 0.3 percent.

   In the past, the state's transportation, communications, and public utilities industry (TCPU) generally was relatively slow growing and stable. Over the past five years, despite losses in an uncertain utilities sector, TCPU has been one of the state's fastest growing industries, with 4.1 percent average annual employment increases. TCPU now has 591,600 employees an increase of 24,000 jobs over the past year. Communications, in particular, has exploded, with thriving opportunities in Internet and cellular telephone services. Some regulatory liberalization has allowed companies in telecommunications to diversify into other markets. Job losses in Utilities due to competitive pressures and eventual deregulation in 2002 will be countered by the jobs generated by new players entering the picture to meet demand rooted in population growth and continued net migration. Over the next year, the net effect will be little change in public utilities employment.

   The Finance, Insurance, and Real Estate (FIRE) industry had a solid year adding 13,500 jobs for a growth rate of 2.5 percent to reach a total of 538,600 compared with fiscal 1999, when 19,100 jobs were added, when the industry substantially outpaced the overall state economy, spurred in large part by solid investment markets.

   While the federal and state government sectors are typically a difficult place to find employment in Texas, this sector actually added 35,900 new jobs between October 1999 and October 2000. The unusual 2.3 percent increase from a year ago is likely due to the employment of workers for Census 2000.

   Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7 percent annual income growth, compared to the national average annual increase of 4.9 percent. In 1999, the nation's per capita personal income grew 4.5 percent to $28,542 after growing 5.6 percent in 1998. Meanwhile, Texas per capita income grew to $26,858 up only 4.1 percent over last year when per capital income reached $25,028 or 94.7 percent of the national average ($26,482).

   Revenue and Expenditures. Historically, the primary source of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in 1998 and 1999, increasing 2.7 percent and
10.2 percent, respectively and totaling 29.0 percent of total revenue in both years. According to the Texas Comptroller's office, sales tax collections will increase an estimated 6.7 percent from fiscal year 1998-1999 to 2000-2001, once again generating the largest amount of the State's revenue.

   Appropriations from Tobacco Settlement receipts collected from the 1998 Comprehensive Tobacco Settlement include $309.1 million for 13 programs. For the fiscal 2000-01 biennium, new or enhanced programs received $281.1 million and continuing programs $28.0 million; major programs include the Children's Health Insurance Program, Department of Health Chest Hospitals, new-generation medications for mental health clients, and community mental health services for children. Additional appropriations included an estimated $149.0 million in amounts available for distribution from the funds endowed with Tobacco Settlement receipts. General statutes have endowed various funds from $1.5 billion in Tobacco Settlement receipts, including endowments at 13 health-related institutions ($595 million), a permanent health fund for higher education ($350 million), a Tobacco Education and Enforcement endowment ($200 million), and six other health-related funds ($345 million).

   With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). The Texas Constitution authorizes the state to issue bonds to finance several specific programs. There are two types of bonds, general obligation bonds and revenue bonds. The revenue bonds are for those agencies that make debt service payments through the State Treasury. Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds. According to the Texas Bond Review Board, Office of the Executive Director, for Fiscal Year 2000, Texas has proposed general obligation bonds totaling approximately $744 million. Of these, $625 million are self-supporting bonds issued by the Texas Veterans Land Board, Texas Higher Education Coordinating Board, Texas Public Finance Authority and the Texas Water Development Board. The remaining $119 million are non self-supporting bonds issued by the Texas Public Finance Authority and the Texas Water Development Board.

   Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

   The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

   A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

   From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa1 rating for Texas general obligation bonds. Fitch IBCA, Inc. rates Texas general obligation bonds AA+. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

   This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

                              VIRGINIA RISK FACTORS

   Economic Outlook. Virginia's economy, like that of the nation, showed solid performance in the first fiscal year of the new millennium. Despite slow growth in the federal sector and losses in such traditional industries as textiles and apparel manufacturing, the State experienced strong net gains.

   The financial condition of Virginia is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.

   The two measures that are the most revealing about the economic conditions of Virginia are employment and income. Virginia's nonagricultural payroll employment grew by 76,100 in Fiscal Year 2000, a 2.3% increase that mirrored the strong national rate. Employment growth, although very good, was not as high as in the previous three years when the annual gains ranged from 82,000 to 99,000.

   The private services sector accounted for nearly half of the net gain in jobs with the majority in the business services subsector including many of State's high tech jobs. Other sectors that accounted for large numbers of new private jobs were retailing, transportation and public utilities, construction, and finance, insurance and real estate. In the public sector, the net increase in State government employment was only 200, but at the local level, there was a 7,900 increase. The Federal government, a large employer in Virginia, accounted for a net increase of only 200 jobs.

   Manufacturing experienced a net loss of 1,400 jobs. Although there were gains in transportation equipment and industries associated with construction, they were more than offset by losses in the textile and apparel industries that continue to be under pressure from foreign competition. Mining, not a very small industry in Virginia, and mainly accounted for by coal, continued to decline.

   Income, the other principal measure of economic conditions, performed well in fiscal year 2000. In FY 2000 Virginia's real personal income grew by 3.6%, nearly the same as the national increase of 3.7%.

   The State's unemployment rate was only 2.7% in FY 2000, about the minimum possible after allowing for normal frictional unemployment. This was the lowest unemployment rate achieved in the half century for which data is available. In the past two years Virginia's rate was two-thirds of the national rate.

   Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. The State's exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

   Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue is comprised of two major resources: the general fund and non-general funds.

   General fund revenues make up approximately 48.7% of the budget. They are derived from direct general taxes paid by citizens and businesses in Virginia. Because general fund revenues can be used for a variety of government programs, these are the funds that the Governor and the General Assembly have the most discretion to spend. General fund revenues for the 2000-2001 biennium total $25.0 billion and are derived primarily from three major revenue sources: individual income taxes ($15.4 billion); corporate income taxes ($935.5 million); and sales and use taxes ($4.8 billion). Other revenue sources for the general fund include insurance premium taxes (taxes paid by insurance companies on premiums), public service gross receipts taxes (taxes paid by public utility companies), and other miscellaneous taxes.

   The other 51.3% of the state's revenues are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. For the 2000-2001 biennium, non-general fund revenues total $23.7 billion. Federal grants are the largest source of non-general fund revenue ($8.7 billion for the 2000-2002 biennium). Frequently these grants do not come to the state as simple cash transfers. The federal government mandates many program requirements as conditions of the grants and often states must provide matching funds. The second largest source of non-general fund revenue is institutional revenue ($4.8 billion for the 2000-2002 biennium). The principle sources of this revenue are patient fees at teaching hospitals and mental health institutions as well as tuition and fees paid by students at institutions of higher education. Other non-general fund revenue sources included in the 2000-2002 biennium are transportation revenues, the Unemployment Insurance Fund, fees paid by citizens and businesses for licenses, profits on sales of alcoholic beverages and lottery tickets, sale of state property, and earning on state funds.

   The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. The budget for the current 2000-2002 biennium went into effect July 1, 2000, and will end on June 30, 2002. The budget was adopted by the 2000 General Assembly.

   Virginia's state government budget is divided into an operating budget and a capital budget. The operating budget includes expenses to run the daily activities of government. The capital budget includes the one-time costs of building, improving or repairing government facilities. The budget of the Commonwealth for the 2000-2002 biennium included $46.9 billion for operating expenses and $959.9 million in capital outlay. Looking at total operating funds, the majority of the money goes to education (37.1%, health and human resources (24.4%, and transportation (13.1%). Considering only the general fund, the majority of the operating money goes to education (45.5%), health and human resources (19.7%), and public safety (11.4%). The majority of nongeneral funds go to education (27.9%, health and human resources (29.5%), and transportation (25.4%).

   Debt Management. The total outstanding debt of the Commonwealth as of the end of Fiscal Year 1998 was $11.75 billion. Long term bonds and notes represent 96% of all debt, while the remaining 4% consists of capital leases, installment purchase contracts and various other payables. A total of $1.14 billion, or 9.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax-supported debt (limited obligations) totaled $2.6 billion and was outstanding at the end of Fiscal 1998. This accounted for 21.9% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68.4% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of Fiscal 1998 was $8.04 billion.

   Ratings. The Commonwealth of Virginia maintains a "triple-A" bond rating from Standard & Poor's Ratings Services, and Fitch IBCA, Inc. on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. Moody's Investors Service, Inc. rates the bonds AA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of Virginia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                             WASHINGTON RISK FACTORS

   Economic Outlook. Fiscal Year 2000 proved to be another good year for Washington State's economy. Employment grew by 2.3%, about the same as Fiscal Year 1999 but more than a percentage point below employment growth rates in years 1997 and 1998. But real personal income grew at a rate of 8.1%, a rate comparable with those recorded in the last three fiscal years. However, Fiscal Year 2000 marks a turning point in the state's economy. Both employment growth and real personal income growth are predicted to slow substantially, falling to rates much closer to U.S. growth rates in the next three fiscal years. Personal income in Washington grew by 8.1% compared to national growth of 5.9%. Real per capita income rose by 4.8% over the same period as compared to 2.7% for the nation as a whole.

   Aerospace employment was a major factor in the year's slowdown in employment growth. After adding more than 15,000 employees in Fiscal Year 1998, employment in the aerospace industry fell by 3,200 in Fiscal Year 1999 and 17,900 in Fiscal Year 2000. Led by the aerospace employment decline, manufacturing employment in Washington lost 16,500 jobs in Fiscal Year 2000, a reduction of 4.4%. The only significant decline in employment in a durable manufacturing sector outside of aerospace occurred in primary metals, which declined by 2.4% in Fiscal Year 2000.

   Non-durable manufacturing employment in Washington increased by 0.3% in Fiscal Year 2000 while employment in apparel and pulp and paper declined by 4.1% and 1.5%, respectively. Non-manufacturing employment increased by 3.4% during Fiscal Year 2000, led by employment growth of 6.2% in construction, and 4.8% in services. Retail trade employment grew by 3.3%, while employment in transportation, communications and public utilities rose by 4.3%. Employment growth was slowest in state and local government with 1.9%, and wholesale trade at 0.9%. Federal government civilian employment actually grew by 2.2% in Fiscal Year 2000, reflecting the hiring of temporary workers for the 2000 Census.

   Despite the strong economic performance of the last three years at both the national and state levels, Washington state's forecast for the next three fiscal years is tempered by the expectation of weaker economic growth at the national level and higher energy prices. According to the November 2000 forecast by the state Economic and Revenue Forecast Council (ERFC), growth in Washington's wage and salary employment is predicted to fall to 1.7% in Fiscal Years 2001 and 2002, then increase slightly to 1.8% in 2003. Washington's employment is expected to grow slightly faster than national employment in Fiscal Year 2001, but grow at rates almost one full percentage point faster than national employment growth projections for Fiscal Years 2002 and 2003.

   The ERFC's economic forecast indicates that personal income in Washington will grow by 4.2% in Fiscal Year 2001, slower than the 6.2% growth expected for U.S. personal income. However, Washington personal income growth is predicted to rebound to 5.8% in both Fiscal Year 2002 and 2003. This compares to nationwide projections of 5.5% and 5.4% growth in personal income for those respective years.

   Manufacturing employment in Washington is projected to continue its decline into Fiscal Year 2001, due in large part to reductions in aerospace employment. The strongest and most consistent growth in non-aerospace manufacturing employment for the next three years is expected to occur in the electrical machinery and non-electrical machinery manufacturing sectors. In the non-manufacturing sectors, the strongest growth is predicted to occur in services which is forecast to expand by 3.7% in Fiscal Year 2001, 2.9% in Fiscal Year 2002, and 3.4% in Fiscal Year 2003. Retail trade employment should increase by 1.4%, 1.5%, and 1.7% in those fiscal years, respectively. Construction employment is expected to continue with strong growth of 4.7% in 2001 but drop to 1.3% growth in 2002, and 1.1% in 2003.

   Employment growth in transportation, communications and public utilities employment is predicted to grow by 3.5% in Fiscal Year 2001 but slow to 1.7% in the following two fiscal years. Finance, insurance and real estate employment growth is predicted to increase by 1.0% in Fiscal Year 2001, but then accelerate to 2.6% growth in Fiscal Year 2002 and 2.4% in Fiscal Year 2003. State and local government employment are expected to grow at rates around 1.0% Fiscal Years 2001 and 2002, but increase by 1.4% in Fiscal year 2003. Federal government civilian employment is forecast to decrease by 2.8% in Fiscal Years 2001 after the federal government completes the decennial census. Federal government civilian employment is then expected to remain flat in Fiscal Year 2002 and increase slightly in Fiscal Year 2003.

         Energy Concerns. Energy prices in Washington and other western states have risen sharply over the last year and a half. Wholesale electricity prices have risen in response to a variety of factors, ranging from poor hydro conditions to supply problems. These higher wholesale prices are slowly finding their way into retail rates, and will likely increase electric bills for years to come. Higher natural gas prices have already been passed through to retail customers. The impacts of higher energy prices on Washington's citizens and economy are not clear. In the short term, rising energy costs and tightening supplies may contribute to slower overall growth. The longer-term impact is somewhat less certain depending on factors including: the sufficiency of rainfall for hydropower; construction of new power plants; moderation of natural gas prices; stabilization of other energy markets; and the level of future demand.

   Energy dependent industries, such as aluminum, are the most vulnerable to higher energy prices. Nearly all of Washington's aluminum smelters have shut down temporarily either to avoid high electricity prices or to remarket federal power. Other industries have been or will be affected to varying degrees by higher costs and accompanying declines in consumer spending. Expenditures on electricity and natural gas are now expected to rise to an average of 2.8% over the next two years. Over the next few years, Washington's electric rates may be lower than rates across the nation, while natural gas rates may be higher. To the extent that Washington's economy is based on the advantages of low cost power, becoming an average-cost state could mean economic dislocations and adjustments.

   Revenues and Expenditures. Like 22 other states, Washington enacts budgets for a two-year period, beginning on July 1 of each odd-numbered year. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over-expenditures are prohibited. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor. Appropriated funds are controlled by the executive branch through an allotment process. Nonappropriated governmental funds are also subject to allotment control by the executive branch. The state also maintains an encumbrance accounting system as one technique of accomplishing budgetary control. Encumbered amounts lapse at the end of the appropriation. However, capital encumbrances are generally reappropriated as part of the following biennial budget.

   Additional fiscal control is exercised through various means. The Office of Finance and Management is authorized to make expenditure/expense allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over-expenditure of allotments, although the statute requires that the Legislature be provided an explanation of major variances. General Fund-State revenues for the 1999-2001 Biennium are forecast to be $21.2 billion, an increase of 7.9% in nominal terms over the previous biennium. General Fund-State revenues increased by 11.2% in the 1997-99 Biennium. The revenue growth rate for the 1999-2001 Biennium is relatively slow by historical standards, due primarily to the effects of five consecutive years of significant tax reductions and the slowing state economy. The reduction in aerospace employment is a major contributor to the general slowing in the state economy. The General Fund-State revenue growth rate for the 1999-2001 Biennium will be the second smallest growth rate for any biennium covering the 1990s.

   Governmental activities are accounted for in four governmental fund types: the general, special revenue, debt service, and capital projects funds. Revenues for governmental funds totaled $19.9 billion for the fiscal year that ended June 30, 2000. This represents an increase of 6.7% over revenue for the fiscal year that ended June 30, 1999.

   The General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. Fiscal Year 2000 revenues in the General Fund increased by $814 million or 5.6%. Retail sales and use taxes in the General Fund increased by $478 million or 9% and federal grants-in-aid increased $441 million or 11.4%. Retail sales and use taxes continue to be the largest source, amounting to 37.7% of General Fund revenues. Expenditures for General Fund activities total $14.5 billion for the fiscal year that ended June 30, 2000, representing a 5.6% increase from Fiscal Year 1999. The fund balance of the General Fund, including all reserves and designations, totaled $2.94 billion as of June 30, 2000, representing an increase of $262 million, from that of the previous fiscal year end. These figures include an additional $189.3 million in General Fund-State (GF-S) revenues transferred to the state's Emergency Reserve Fund during Fiscal Year 2000 under the provisions of Initiative 601, approved by Washington voters in the November 1993 general election. Effective Fiscal Year 1996, Initiative 601 limits annual increases in GF-S expenditures to the average rate of inflation plus population growth for the previous three years. It also requires GF-S revenues in excess of the spending limit for any given year to be deposited in the Emergency Reserve Fund. If the balance in the Emergency Reserve Fund exceeds 5% of biennial GF-S revenues, the excess is required to be deposited in the Education Construction Fund. Since Fiscal Year 1996, the state has consistently held expenditures within the GF-S spending limit. Interest earnings on revenues transferred to the Emergency Reserve Fund accrue to that account. Based on the November 2000 revenue forecast, Washington will have an estimated reserve of $1,087.2 million by the end of the 1999-2001 Biennium, up from $997.7 million in the previous biennium.

   General Fund-State revenues are expected to increase to $22.3 billion in the 2001-2003 Biennium. This is an increase of only 5.5% over the 1999-2001 Biennium. This slow growth in revenue is due to the approval by voters of Initiative 722 and Initiative 728 in the November 2000 general election. Excluding the revenue impacts of these two initiatives, General Fund-State revenue would have grown by 7.7% in the 2001-2003 Biennium compared to the 1999-2001 Biennium.

   Initiative 722 rolls back any state and local tax and fee increases adopted between July 2, 1999, and December 31, 1999, and requires them to be refunded to taxpayers. Higher education tuition, civil and criminal fines, charges collected for restitution, violation of law, or violation of contract, and the price of goods offered for sale by the state are not considered tax increases in the initiative. The increase in value for property taxing purposes for each individual property is limited to the lesser of 2% or the rate of inflation. Generally, state and local regular property tax levy increases are each limited in the aggregate to the lesser of 2% or the rate of inflation. The refund provision of Initiative 722 will reduce General Fund-State revenues by $4.8 million in the 2001-2003 Biennium. The limitations on property taxes will reduce General Fund-State revenues by $34.4 million. Several local governments have challenged the constitutionality and validity of Initiative 722. The outcome of these lawsuits is uncertain at this time.

   Initiative 728 would direct a portion of the state property tax to a new Student Achievement Fund to be used for new allocations to school districts for class size reduction, extended learning opportunities, and professional development. It would also dedicate state lottery revenues, which are currently deposited in the state General Fund, to the new Student Achievement Fund and to school construction. The amount of state property taxes directed to the Student Achievement Fund would total $238.8 million in the 2001-2003 Biennium. Transfer of lottery revenues will reduce General Fund-State revenues by $204.3 million. The combined effect of these two actions will reduce General Fund-State revenues by $443.1 million in the 2001-2003 Biennium.

   Debt Management. The State Constitution and enabling statutes authorize the incurrence of State general obligation debt, to which the State's full faith, credit and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee).

   General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The State also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding.

   Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; State, count, and city arterials; and State capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the State's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, par, and land grants. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education.

   Outstanding general and limited obligation bonded debt as of June 30, 2000, totaled $7.28 billion, an increase of 5.73% over June 30, 1999. Bonds were issued primarily for various capital projects throughout the state.

   During Fiscal Year 2000, the state continued with its Selective Redemption Program, which takes advantage of a feature of the state's $196.4 million outstanding variable rate debt that allows for selectively retiring any other higher cost long term fixed rate debt in the state's portfolio. For Fiscal Year 2000, the Selective Redemption Program generated $7.36 million in gross savings over the life of the bonds - with present value savings of $0.49 million.

   General obligation debt is subject to statutory limitations as prescribed by the Washington State Constitution and the Revised Code of Washington. For the fiscal year that ended June 30, 2000, the maximum debt authorization subject to limitation was $5.16 billion. This limit does not include motor vehicle fuel tax debt, limited obligation debt, or reimbursable debt exempt from the statutory debt limit.

   Bond Ratings. During Fiscal Year 2000, the state of Washington maintained its "AA+" rating from Fitch Investors Service and Standard & Poor's Ratings Group, and its "Aa1" rating from Moody's Investors Service. According to Moody's, "the state's high grade rating is based on it's economic resources and sound financial performance. These strengths, coupled with firmly institutionalized conservative fiscal practices, offset above average debt levels, economic concentration in the aerospace and high technology sectors, and the anticipated slowdown in economic growth in the near term." (Moody's "New Issue" report, September 18, 2000.)

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Washington issuers may be unrelated to the creditworthiness of obligations issued by the State of Washington, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Washington Trust is susceptible to political, economic or regulatory factors affecting issuers of Washington municipal obligations (the "Washington Municipal Obligations"). These include the possible adverse effects of certain Washington constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Washington and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Washington or contained in Official Statements for various Washington Municipal Obligations.

                           WEST VIRGINIA RISK FACTORS

   West Virginia's economy is dominated by service industries while the good producing sector, which includes manufacturing, construction and mining, represents 20% of all employment. Service industries experienced growth of 4% during the 1998 fiscal year. Because the West Virginia economy is now less dependent on one or two major industries and because of its greater diversity across industries, its job growth during the 1990-97 period matched the national rate of job growth.

   The November 1998 unemployment rate of 6.0% is the lowest November in two decades. In 1984, the State's rate was 20% and the national rate was 10%. The State's current rate of 6% is 1.6% different from the national rate of 4.4%, a major improvement since 1984.

   Population in West Virginia rose by 2% over the five-year period which ended in 1995. The population level is expected to remain near current levels through 2003.

   Per capita personal income growth averaged 4.6% per year during the first four years of the decade, but has risen by 3.6% per year since.

   According to the Bureau of Business Research (BBR) at West Virginia University, continued growth is expected in employment. That growth is fueled by the service sector. This continued positive economic performance is expected to result in a stable population level and moderate real personal income growth. BBR forecasts that growth in both population and real personal income during the remainder of the decade will continue, but at a slightly slower rate during the years 1990-1997. These factors converge to create a positive view of the stability of West Virginia's economy.

   During the past fiscal year, West Virginia has continued short- and long-term efforts to promote the effective use of technology and to responsibly manage the State's finances. The State continues to make strides in its long-term initiatives to improve its economic infrastructure and its level of educational attainment.

   Most state functions are financed through the budgetary fund types, which include the General Revenue Fund, Appropriated Special Revenue Funds, Road Fund and Federal Fund.

   The State's most significant sources of revenue in the General Revenue Fund (budgetary basis) are consumer sales tax and personal income tax. Total General Revenue for fiscal year 1998 was $2.503 million. Of this amount, approximately 34.6% was from the personal income tax and 31.7% was from the consumer sales tax.

   The State's most significant expenditures from the General Revenue Fund (budgetary basis) remain the areas of public and higher education and health and human resources. Actual expenditures for fiscal year 1998 were $2.462 million. Of this amount, 69.1% was in education and 16.5% was in health and human resources.

   The ending fund balance for the General Revenue Fund, as reported on a budgetary basis, was $101.47 million for fiscal year 1998, as compared to $120.89 million (unadjusted) for fiscal year 1997.

   In order to maintain financial stability, in 1994, the Legislature created the Revenue Shortfall Reserve Fund ("Rainy Day Fund") to protect against emergencies and downturns in the economy. This fund has been used for the emergency assistance expenditures during five natural disasters West Virginia experienced in fiscal 1996 and again for flood relief in 1998.

   The State Code requires that the first 50% of all surplus revenues at the end of the fiscal year be deposited into the fund with the aggregate amount of the fund not to exceed five percent of the total appropriations from the General Revenue Fund. The balance of the Rainy Day Fund at June 30, 1998 was $68 million.

   The State has constitutionally limited its ability to incur debt. The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House Delegates before it can be sent to vote. As of June 30, 1998, the balance of general obligation bonds outstanding was approximately $321 million. The State's debt portfolio also includes revenue bonds. Total outstanding revenue bonds were $588 million as of June 30, 1998.

   The State maintains a rating of AAA and A1 from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.



                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 37, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of December, 2001.

                      Insured Municipals Income Trust and Investors'
                                       Quality Tax-Exempt Trust, Multi-Series 37
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                         By: Christine K. Putong
                                                             Assistant Secretary
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 24, 2001 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III    Chairman and Chief Executive Officer               )

John H. Zimmermann III   President                                          )

Michael H. Santo         Managing Director and Chief Operations             )
                         and Technology Officer                             )


                                               Christine K. Putong______________
                                                             (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.